IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
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                       IBM Solutions Engagement Agreement
                                Statement of Work
--------------------------------------------------------------------------------
This Statement of Work Agreement #("SOW") between International Business Machines Corporation ("IBM") and TechAlt, Inc. currently known as Dendo Global Corporation, a Nevada corporation ("TechAlt" or "Supplier") is for hardware, software and service under the Urban Area Initiative and specifically the Mobile Video and Data Network System as awarded by ("Cook County" or "County" or "Customer") and hereafter known as the Countywide Wireless Infrastructure Project, and incorporates the following:
        o Solutions Engagement Agreement# 4904T30213 ("Agreement")
        o Appendix A - Payments & Pricing
        o Appendix B - Project Change Control Procedure
        o Appendix C - Definitions
        o Appendix D - TechAlt Maintenance Service Levels
        o Appendix E - TechAlt Sign Off Check Lists
        o Appendix F - TechAlt List Pricing Table
        o Appendix G - Additional Terms & Conditions
        o Appendix H - Software Support

This SOW is effective beginning on 10-01-2004 and will remain in effect until 12-31-2009.

Cook County as defined herein shall include, without limitation, the legal governing body of Cook County, Illinois, and all Cook County approved installation locations as shown on approved WA's. Changes to this SOW will be administered through the procedure described in "Appendix B - Project Change Control Procedure".
------------------------------------------------------------------------------

Each of us agrees that the complete agreement between us about this transaction consists of 1) this Statement of Work and 2) the Agreement referenced above and its applicable Attachments and Transaction Documents. This SOW is not a work authorization.

Agreed to:                                          Agreed to:
TechAlt, Inc. currently known as Dendo Global       International Business
Corporation, a Nevada corporation                   Machines Corporation


By:                                         By:
--------------------------------------      ----------------------------------
     Authorized  Signature                     Authorized Signature
        James E. Solomon                           John Lees
--------------------------------------      ----------------------------------
     Printed Name                              Printed Name


--------------------------------------      ----------------------------------
     Date:                                     Date:
                                               Strategic Sourcing - Connectivity
     CEO / President                           IBM Procurement
--------------------------------------      ----------------------------------
Title & Organization                        Title & Organization
--------------------------------------      ----------------------------------
TechAlt Address:                            IBM Office address:
     TechAlt, Inc.                             IBM
     3311 North Kennicott, Suite A             2455 South Road
     Arlington Heights, IL 60004               Poughkeepsie, NY 12601
     USA                                       USA

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IBM Solutions Engagement Agreement Statement of Work.doc       November 10, 2004

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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
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

                                              Table of Contents
                                              -----------------

1.0     Key Assumptions...........................................................................................  1

2.0     TechAlt Services..........................................................................................  2
   2.1    Provide Project Leadership..............................................................................  2
   2.2    TechAlt InCar Video Implementation Services.............................................................  3
   2.3    Perform Pilot Test.....................................................................................  10

3.0     Safety...................................................................................................  11
   3.1    Equipment..............................................................................................  12
   3.2    Installation Services..................................................................................  12

4.0     Estimated Schedule.......................................................................................  13

Appendix A.         Payments & Pricing............................................................................  1
   A.1    In-Car Video Supply, Installation, & Maintenance........................................................  2
   A.2    In-Car Computer Supply, Installation, & Maintenance.....................................................  3
   A.3    Mobile Communications Module Supply, Installation, & Maintenance........................................  4
   A.4    Software License In-Car Video Supply, Installation, & Maintenance.......................................  5
   A.5    Software License for TechAlt Viewing - Supply, Installation, & Maintenance..............................  6
   A.6    Application Integration.................................................................................  7
   A.7    Application Citrix Integration..........................................................................  8
   A.8    Fixed Communications Module Supply, Installation, & Maintenance.........................................  9
   A.9    Command Van Satellite Dish Supply, Installation, & Maintenance.........................................  10
   A.10      Logistics - Cisco Equipment Handling and Testing....................................................  11
   A.11      Training & Documentation............................................................................  12
   A.12      Network Design Management...........................................................................  13
   A.13      Systems Integration & Testing.......................................................................  14
   A.14      Survey of First Responder Vehicles & Equipment......................................................  15
   A.15      Installation of Fire Engine MVDN Equipment..........................................................  16
   A.16      Installation of EMT MVDN Equipment..................................................................  17
   A.17      Project Management Services.........................................................................  18
   A.18      Labor Rates.........................................................................................  19
   A.19      TechAlt Equipment, Program Products, Tools, Developed Works, and Pre-existing Materials.............  20

Appendix B.         Project Change Control Procedure..............................................................  1

Appendix C.         Definitions...................................................................................  1

Appendix D.         TechAlt Maintenance Service Levels............................................................  1

Appendix E.         TechAlt Sign Off Check Lists..................................................................  1

Appendix F.         TechAlt List Pricing Table....................................................................  1

Appendix G.         Additional Terms & Conditions.................................................................  1
   G.1    TechAlt's Use of Subcontractors.........................................................................  1
   G.2    Termination of TechAlt Maintenance Services.............................................................  1
   G.3    Warranty Term...........................................................................................  1
   G.4    Risk of Loss, Theft, or Damage..........................................................................  1
   G.5    Proprietary Rights......................................................................................  1
   G.6    Licensed Software.......................................................................................  1
   G.7    Equipment...............................................................................................  2
   G.8    Unanticipated Services..................................................................................  2
   G.9    Acceptance Procedures...................................................................................  2
   G.10      Representations and Warranties.......................................................................  3
   G.11      Supplier Personnel...................................................................................  4
   G.12      Delay by the County..................................................................................  5
   G.13      Unit Prices Firm.....................................................................................  5
   G.14      Conflict of Interest.................................................................................  6
   G.15      County Policies......................................................................................  6
   G.16      Transition Services..................................................................................  7

Appendix H - Software Support.....................................................................................  1
   H.1 - General..................................................................................................  1
   H.2 - Supplier Responsibilities................................................................................  1
   H.3 - Scope of Support.........................................................................................  1
   H.4 - IBM/Cook County Responsibilities.........................................................................  2
   H.5 - Warranty for Software Support............................................................................  2
   H.6 - Service Levels...........................................................................................  2


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IBM Solutions Engagement Agreement Statement of Work.doc       November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

Statement of Work

--------------------------------------------------------------------------------
1.0      Key Assumptions
--------------------------------------------------------------------------------
This Statement of Work (SOW) is based on the key assumptions below. Any assumptions found invalid could have an effect on price or schedule and will be handled in accordance with "Appendix B - Project Change Control Procedure".
          1. All Cisco hhardware will be first delivered to TechAlt before manufacturing, testing and installation can occur.
          2. Each municipality will obtain Equipment IDs and Receiver Programs for those vehicles requiring Leads2000.
          3. Each municipality will obtain Equipment IDs and Receiver Programs for those vehicles requiring ALERTS.net.
          4. Each municipality will obtain proper authorization with IP addresses to access the iCLEAR system.
          5. Each municipality (or Cook County) will obtain a Verizon Account per modem used per car equipped with the Mobile Communications Module.
          6. Each municipality (or Cook County) will obtain a Nextel Account per modem used per car equipped with the Mobile Communications Module.
          7. Each municipality building identified to stream video out from the building will supply high speed internet access connectivity to the Fixed Communications Module. The municipality will also supply an outside static IP address and configure their firewall to allow connectivity.
          8. Each municipality building designated to be a hot spot that requires high speed connectivity to the County network will have a terrestrial network connection
          9. The County will supply and assist coordination of the training locations, times, dates, and attendees for the In-car Video, communications and Viewing applications training.
          10. The County will supply technical specifications, availability, and a location for the installation of the Sheriff's Command Van satellite dish and Mobile Communications Module installation.
          11. The commercial satellite service as any shared internet access service is subject to variation in available bandwidth due to commercial usage
          12. A County Hot Spot Tower will have connectivity to the Cook County Network
          13. A Building Hot Spot will require the ability to stream video out from the building and be Internet access enabled. These buildings may or may not have County Network Access.
          14. All tower hardware will be ordered and on site, in a secure storage space at the tower locations, when installation is scheduled to begin.
          15. Cook County will provide access to the tower, associated equipment rooms, customer buildings, offices, computer rooms, adjunct facilities and other areas as appropriate as needed in performance of all required activities.
          16. Cook County will provide an individual to serve as the "single point of contact" who has specific authority to make all necessary decisions regarding any aspect of the work involved.
          17. UPS power will be provided by the Customer as required at all locations.
          18. Customer will provide all T1 circuits, with interface to Ethernet / local area network.
          19. Environment where communication equipment is to be installed will meet OSHA requirements.
          20. County will provide Full access to all relevant systems (routers, firewalls, network access servers, dial-in systems, accounting systems, in-car existing hardware, vehicles, etc.)
          21. County will provide access to network documentation, including network diagrams
          22. County will provide access to other support personnel as necessary to complete this project
          23. County will provide any racks, shelves, and cabling including patch cables..
          24. County will provide authority to resolve equipment and network issues directly with the cellular carriers for efficiency of issue resolution

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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
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          25.  Quote for the in-car solution assumes a standard mount for a
               Crown Victoria, prior to cage being installed, console does not interfere with standard computer mount, available space on the package shelf, and will be in service for 3 years. If there is variation, this would require a price change order.
          26. Vehicles installations will occur at a TechAlt authorized facility
          27. No workaround for the Vision Control DVR for remote viewing on handhelds or integrated viewing software is provided by TechAlt.
          28. No provision for integrated Vision Control DVR viewing through the TechAlt browser application
          29. The Fixed Communications Modules assume a 4 port TechAlt Video Server for the towers as well as the municipal buildings.
          30.  No provision has been made for application integration or testing of Citrix with the mobile networking components by TechAlt
          31.  County will supply support resources to integrate the GPS from the Mobile Communications Module to view through the existing County application. The work will be performed by the County ESRI GIS groupAll devices on the wired Cook County WAN are secure
          32. TechAlt Minimum requirement for in car computer includes 500MHZ , Windows 2000 or later, 128MB Ram, 10MB free disk space, Windows .Net framework, Internet explorer v5.5 or later, 1 USB Ports, 1 Ethernet Port, power draw equivalent to a Panasonic Toughbook 29, and 800x600 video resolution.
          33. County will supply video browser administrator to be trained by authorized TechAlt personnel
          34. For installation of the Fixed Communication Modules, the cameras to connect must be within a signal level of 1v p-p with appropriate defined SNR characteristics.
          35. County will ensure that standards and policies are in place for Internet browsing usage from the mobile vehicles.
          36. For unplanned deinstalls/reinstalls, to include but not limited to a vehicle in an accident or retired, asset recovery will be treated as a change order. The County will maintain ownership of such asset and determine deployment action.
          37. Delivery times for equipment and/or specific individual components is subject to seasonal and commercial conditions outside TechAlt control. (e.g. if all components have not been ordered on or before Oct 1, 2004, they could, or it is likely based on historical circumstances, that end products and the associated deliverable may be delayed until Jan 2005.)
          38.  Equipment (ie. InCar DVD, Mobile Communications Modules, and
               Fixed Communication Modules) will be ordered at the start of the contract in order to meet aggressive implementation deadlines.
          39. County/IBM will supply appropriate current licensed Norton Antivirus software for TechAlt installation.
          40. No provision for spares in the Command Van satellite dish, base station, or plasma screen is accounted for.
          41. TechAlt will be supplied specified equipment or programs to install (e.g. Citrix or logon IDs) for remote termincal level diagnostics through a Cook County telecommunications link for Software and Hardware Support.

--------------------------------------------------------------------------------
2.0      TechAlt Services
--------------------------------------------------------------------------------
TechAlt will perform the following tasks for IBM/Cook County in accordance with the terms and conditions of the Solutions Engagement Agreement ("Agreement"). Services will be provided at Cook County, or TechAlt approved, facilities.

2.1      Provide Project Leadership
         --------------------------
TechAlt will provide project leadership services for the tasks in this Statement of Work. TechAlt will appoint a Project Leader (Supervisor) who will have explicit responsibility for the administration and technical direction of TechAlt's activities. Project leadership duties include:
          1. With the IBM Project Manager, discuss this Agreement, this Statement of Work, and the Change Control Procedure in "Appendix B - Project Change Control Procedure" and review the responsibilities of all parties.
          2.   Provide orientation for new project team members.

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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
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          3.   Establish and administer project leadership procedures and develop project work plans in coordination with the IBM Project Manager.
          4. Measure and evaluate project progress against established project work plans and schedules.
          5. Provide written weekly Progress Reports to the IBM Project Manager, as required.
          6.   Administer the Change Control Procedure with the IBM Project
               Manager.
          7. Provide copies of all travel expense-related receipts (if applicable) for TechAlt project team members to the IBM Project Manager.

2.2      TechAlt InCar Video Implementation Services
         -------------------------------------------
2.2.1 Supply, Installation and test of equipment in first responder vehicles Task Description: The purpose of this task is to install the in-car solution and provide application integration in the identified vehicles. During the survey, it will be determined which components will make up the in-car solution for each vehicle and which applications are used by the municipality. Per car,
          1.   Supply the In-Car Video DVD recording system
          2. Install the in-car camera(s) recording system, mobile communications module, and computer system.
          3.   Integrate with existing wiring
          4. Integrate with existing in-car computer system, if already installed
          5. Test functionality that the in-car video system has viewing from the in-car computer
          6. Install links to iCLEAR, Leads2000, PIMS.net, and ALERTS.net for those agencies requesting these applications
          7. Test ability to access County network from the vehicle through a County Hot Spot
          8. Install software for remote viewing of cameras onto designated remote computers (buildings & vehicles with Mobile Communications)
          9.   Integrate with existing applications
          10. Test functionality that the remote computers can communicate to view cameras on the County WAN

     Completion Criteria: TechAlt will have completed the in-car installation upon signoff by the municipality or County.

     Deliverable Materials: The following item will be provided to the municipality as a result of this task:
          1.   Vehicle with:
          2. Installed and tested in-car video system with grill lights, front-facing camera, rear-seat camera and microphone, belt pack microphone, and DVD recording vault.
          3. The video system will have connections to the vehicle emergency lights such that switching on emergency lights turns on video recording.
          4. The video system will have connections to the emergency lights, siren, and brake such that when they are activated an indicator appears on the recording video.
          5. Six antennas will be added to vehicle: 902.11, 1XRTT, and iDen networks.
          6.   GPS receiver functioning and transmitting coordinates.
          7. Installed and tested video control and video browsing software on the vehicle computer.
          8. Installed and tested connections to iCLEAR, Leads2000, PIMS.net, ALERTS.net, Citrix (as required), and Internet browser (as required) on the vehicle computer.
          9. Completed Signoff check list of functionality 2.2.2 Maintenance of TechAlt In-Car Video DVD System

Task Description: In-Car Video System maintenance will be for five (5) years, Monday through Friday during normal business hours, with a 4 hour response window. Maintenance response is defined as a call back to County with a plan of action for resolution which may include but not be limited to on-site swap-out or remote repair. Sufficient inventory shall be maintained in Cook County to replace a part for any of the MVDNS devices. Maintenance shall not cover the cost of accidental, intentional, acts of God, or malicious acts of vandalism by the public or Cook County.

     Completion Criteria:
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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
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          1.   In-car Video DVD functionality
          2.   Zoom, focus, Iris, and manual camera movement
          3.   Storage of video to DVD media

     Deliverable Materials:
         Not applicable

2.2.3    Maintenance of In-Car Computer System
Task Description: In-Car Computer System maintenance for the TechAlt supplied Panasonic CF29, will be for five (5) years, Monday through Friday during normal business hours, with a 4 hour response window. Maintenance response is defined as a call back to County with a plan of action for resolution which may include but not be limited to on-site repair, on-site swap-out, or remote repair. Sufficient inventory shall be maintained in Cook County to replace a part for any of the MVDNS devices. Maintenance shall not cover the cost of accidental, intentional, acts of God, or malicious acts of vandalism by the public or Cook County.

     Completion Criteria:
         In-car Computer functionality

     Deliverable Materials:
         Not applicable

2.2.4    Maintenance of Mobile Communications Modules
Task Description: Mobile Communications Module maintenance will be for five (5) years, Monday through Friday during normal business hours, with a 4 hour response window. Maintenance response is defined as a call back to County with a plan of action for resolution which may include but not be limited to on-site repair, on-site swap-out, or remote repair. Sufficient inventory shall be maintained in Cook County to replace a part for any of the MVDNS devices. Maintenance shall not cover the cost of accidental, intentional, acts of God, or malicious acts of vandalism by the public or Cook County.

     Completion Criteria:
          1. Communication connectivity to the Cook County network when available
          2. Interface to the TechAlt In-Car Video DVD System for streaming video

     Deliverable Materials:
         Not applicable

2.2.5 Supply, Installation and Testing of Software for In-Car Video Application Task Description: The purpose of this task is to supply the software license and install the In-Car Video application for the identified vehicles.
          1. Supply of TechAlt's Software licenses for in-car video application per installed car
          2. Software Maintenance includes website with current version downloads, upgrades to all version changes over the 5 years, accommodates current delivery operating systems and anticipated changes (e.g. Microsoft XP, Windows 2000, etc.), accommodates most hardware upgrade changes (e.g. drivers for peripheral devices).

     Completion Criteria: TechAlt will have completed this task when the software has been supplied, installed, and tested for operational integrity.

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1. Functional In-Car Video software with viewing on the In-Car computer
          2.   Signoff check list of functionality

2.2.6 Supply, Installation and Testing of Software for TechAlt Remote Viewing Application
Task Description: The purpose of this task is to supply the software license for the TechAlt Remote Viewing application and install the application for the identified vehicles and remote viewing locations.
          1.   Supply of TechAlt's Software licenses for remote viewing of images per computer
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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
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          2.   Software Maintenance includes website with current version downloads, upgrades to all version changes over the 5 years, accommodates current delivery operating systems and anticipated changes (e.g. Microsoft XP, Windows 2000, etc.), accommodates most hardware upgrade changes (e.g. drivers for peripheral devices).

     Completion Criteria: TechAlt will have completed this task when the software has been supplied, installed and tested for operational integrity.

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1.   Functional Remote Viewing software with remote viewing
          2.   Signoff check list of functionality

2.2.7    Application integration
Task Description: Integrate iCLEAR, Leads2000, PIMS.net, ALERTS.net, and Citrix for those agencies requesting these applications
          1. Coordinate Receiver Programs and Equipment IDs for Leads2000 and ALERTS.net with Customer
          2.   Obtain confirmation that Customer is an authorized iCLEAR user
          3. Configure In-car Computer to connect to iCLEAR, Leads2000, PIMS.net, Alerts.net, Internet browser (as required), and Citrix client (as required)

     Completion Criteria: TechAlt will have completed the in-car installation upon signoff by the municipality or County.

     Deliverable Materials:
          1.   Functioning applications that were requested by the agency
          2.   Signoff check list of functionality

2.2.8 Application Citrix integration
Task Description:Integrate Citrix for those agencies requesting applications
          1.   Coordinate Citrix set up with logons and passwords with Customer
          2. Configure In-car Computer to connect to Citrix client (as required)

     Completion Criteria: TechAlt will have completed the in-car installation upon signoff by the municipality or County.

     Deliverable Materials:
          1. Functioning Citrix installation with applications requested by the agency
          2.   Signoff check list of functionality

2.2.9 Supply, Installation and Testing of Equipment at Radio Towers
Task Description: The purpose of this task is to supply and install the MVDNS equipment at the county radio towers. Per tower:
          1.   Supply the Fixed Communications Module
          2. Receive signoff document for Hot Spot fully functional (working vehicle can pull up and connect to County network)
          3. Verify network schema against Check List per device for IP Address, mask, and gateway
          4. Install Fixed Communications Module to the supplied ethernet switch port. The cameras will connect through the Fixed Communications Module to the onsite DVR.
          5. Perform system test of connectivity from the Fixed Communication Module for remote network monitoring.
          6. Test vehicle ability to communicate to cameras connected to tZhe Fixed Communications Module

     Completion Criteria: TechAlt will have completed this task when the Fixed Communication Module installation has been tested.

          1. Test Fixed Communication Module connectivity to County Network and connected Cameras

     Deliverable Materials: The following will be provided to the County as a result of this task:
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IBM(R)                                                    Agreement # 4904T30213
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          1.   Operational Fixed Communications Module
          2.   Signoff check list of functionality

2.2.10 Supply, Installation and Testing of Equipment at Municipal Buildings Task Description: The purpose of this task is to install the MVDNS equipment at the municipal buildings. Per municipal building:
          1.   Supply Fixed Communications Module
          2. Receive signoff document for Hot Spot fully functional (working vehicle can pull up and connect to County network)
          3. Verify network schema against Check List per device for IP Address, mask, and gateway
          4. Install Fixed Communication Module to the supplied Ethernet switch port
          5. Perform system test of connectivity from the Fixed Communication Module for remote network monitoring.
          6. Test ability to communicate to building cameras connected to the Fixed Communications Module

     Completion Criteria: TechAlt will have completed this task when the Fixed Communication Module installation has been tested.
          1.   Test Fixed Communication Module connectivity to County Network

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1.   Operational Fixed Communications Module
          2.   Signoff checklist of functionality

2.2.11 Maintenance of Fixed Communications Modules
Task Description: Fixed Communications Module maintenance will be for five (5) years, Monday through Friday during normal business hours. Maintenance response is defined as a call back to County with a plan of action for resolution which may include but not be limited to on-site repair, on-site swap-out, or remote repair. Sufficient inventory shall be maintained in Cook County to replace a part for any of the MVDNS devices. Maintenance shall not cover the cost of accidental, intentional, acts of God, or malicious acts of vandalism by the public or Cook County.

     Completion Criteria:
         Communication connectivity to the Cook County network when available

     Deliverable Materials:
         Not applicable

2.2.12   Supply, Installation and Testing of equipment in Command Van
Task Description: The purpose of this task is to provide installation service of the Satellite and Mobile Communications for Sheriff's Command Van.
          1. Supply the Satellite System and Mobile Communications Module for the Command Van
          2. Perform physical Command Van evaluation for equipment placement and wiring
          3. Install the Satellite System (dish and base station) and Mobile Communications Module into the Command Van
          4.   Integrate with existing wiring
          5.   Supply and install 42" plasma screen
          6. Integrate the plasma viewing with the designated laptop(s) or computer(s) in the Command Van
          7.   Configure and test the Foreign Agent and BR1310
          8.   Install Foreign Agent for Hot Spot connectivity
          9. Test functionality that the Command Van can communicate over the County WAN using satellite, 802.11, and failover communications
          10. Install Norton Anti-virus on workstation(s) attached to the LAN in the Command Van.

     Completion Criteria: TechAlt will have completed the Command Van installation upon signoff of the Sheriff's Department.
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IBM(R)                                                    Agreement # 4904T30213
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     Deliverable Materials: The following item will be provided to the municipality as a result of this task:
          1.   Satellite dish, base station, and Mobile Communications Module
          2.   Command Van evaluation report
          3.   Plasma screen
          4.   Signoff check list of functionality

2.2.13 Maintenance of Command Van Satellite Dish & Base station
Task Description: Satellite dish and base station maintenance for the TechAlt supplied unit will be for five (5) years, Monday through Friday during normal business hours, with a 4 hour response window on a Time and Materials basis. Maintenance response is defined as a call back to County with a plan of action for resolution which may include but not be limited to on-site repair, on-site swap out, or remote repair. Maintenance shall not cover the cost of accidental, intentional, acts of God, or malicious acts of vandalism by the public or Cook County.

     Completion Criteria:
         Satellite functionality

     Deliverable Materials:
         Not applicable

2.2.14   Maintenance of Command Van Plasma Screen
Task Description: Plasma screen maintenance for the TechAlt supplied unit will be for five (5) years, Monday through Friday during normal business hours, with a 4 hour response window on a Time and Materials basis. Maintenance response is defined as a call back to County with a plan of action for resolution which may include but not be limited to on-site repair, on-site swap-out, or remote repair. Sufficient inventory shall be maintained in Cook County to replace a part for any of the MVDNS devices. Maintenance shall not cover the cost of accidental, intentional, acts of God, or malicious acts of vandalism by the public or Cook County.

     Completion Criteria:
         Display Screen functionality

     Deliverable Materials:
         Not applicable

2.2.15   Logistics, Cisco Equipment Handling, and Testing
Task Description: The purpose of this task is to provide logistics handling, staging, and testing services. The following subtasks will be performed.
          1. Verify equipment received against shipping order. The equipment for Phase 1 is expected to be Cisco 3230MARs, one (1) 2600, and one (1) 1310.
          2. Install default configuration with certified IOS and bench test equipment for operational integrity
          3.   Accept equipment
          4.   Barcode and serialize components for maintenance tracking
          5.   Affix and track County Asset tags on accepted equipment
          6.   Track shop order processing
          7.   Track shipping and receiving

     Completion Criteria: TechAlt will have completed logistics handling when Cisco equipment is confirmed receipt.

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1.   Report of accepted equipment
          2.   Updated spreadsheet of County Asset tags

2.2.16 Training
Task Description: The purpose of this task is to provide In-Car training to municipality personnel responsible for the operation of the In-Car mobile solution. The following subtasks will be performed:
          1.   Provide training for end user training staff to include:
--------------------------------------------------------------------------------
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
          2.   In-Car Video Equipment
          3.   In-Car Video Application
          4.   In-Car Browser Application
          5.   Basic Computer Operation
          6.   First Responder Application Access to include Citrix
          7. Training will be based upon installing and equipping 80 vehicles with the proposed technology. Training will be conducted over a one day, 8 hour. Session. Student trainers will be mailed advanced materials to cover policy importance, procedures, law and legal updates for in-car video operations. The classes will involve:
          8. Three (3) students per vehicle (one from each shift if possible) will be trained in a "train the trainer" format.
          9.   Five (5) vehicles will be used for training per class
          10.  Sixteen classes (16) will be performed at two (2) per week
          11.  Two (2) trainers will be involved
          12.  Satellite Dish Application
          13. Satellite dish operations training will be conducted over a 2-week period to include operations and troubleshooting. A maximum of 4 persons can be trained at one time.

     Completion Criteria: Training will be coordinated after the MVDNS equipment is installed in each vehicle based upon milestones as indicated in the installation project plan. Each student will be trained in the utilization of the installed technology.

     Deliverables: The following items will be provided to Cook County as a result of this task:

          1.   Video Storyboard for training video
                    a. Purpose - Portray the material concepts to be included in the training video for Customer approval
                    b.   Content - Storyboard in written form of training video
                    c.   Form - paper
          2.   Training Video on a CD
                    a. Purpose - Utilized by Agency Instructors to train additional personnel
                    b.   Content - Instruction Video on in-vehicle components
                    c.   Form - compact disc
          3.   Training course outline and description
                    a. Purpose - Provides listing of topics to be covered in training during instructional course for Customer approval
                    b. Content - Outline of topics to be covered during instructional course
                    c.   Form - paper
          4.   Training documentation and course material on an indexed CD
                    a. Purpose - Provides supplemental material to the "hands on" instruction
                    b. Content - Overview and detailed documentation of in-vehicle components
                    c.   Form - CD and paper
          5.   Practical proficiency examination
                    a. Purpose - Provides listing of topics to be covered in training during instructional course for Customer approval
                    b. Content - Outline of topics to be covered during instructional course
                    c.   Form - paper
          6.   Written proficiency examination
                    a.   Purpose - Test Student's knowledge of course materials
                    b.   Content - Question examination
                    c.   Form - paper
          7.   Sample student certificate of completion
                    a. Purpose - Written documentation showing completion of course
                    b.   Content - Certificate
                    c.   Form - paper
--------------------------------------------------------------------------------
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

2.2.17   Network Design Management

Task Description: The purpose of this task is to create the design for the MVDNS (hotspot communication modules, vehicle communication modules, home agents, foreign agents, and VPN). Network engineers shall design the countywide IP Scheme for IP mobility plan that includes municipalities and Sheriff Radio towers.

     Completion Criteria: TechAlt will have completed this task when there is consensus on the network schema regarding integration plans for radio tower and building installations based on Site Survey findings.

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1.   Completion of design meeting minutes

2.2.18 Systems Integration & Testing Cost Breakdown and Payment Schedule Task Description: The purpose of this task is to create end-to-end test of the countywide IP mobility to include the County WAN, Municipality hot spots, Sheriff radio tower hot spots, vehicle Mobile Communication Modules, Fixed Communication Modules, home agents, foreign agents, and VPN concentrator.
          2.   Prepare a test plan for the end-to-end functionality test
          3. Ensure each car can communicate to a reference server on the county network through 802.11, Cellular (1xRTT), and iDen.
          4. Ensure each camera can be viewed from a vehicle, or from a designated workstation on the county WAN.
          5. Ensure a vehicle near each hotspot can communicate with a reference server on the county network on 802.11 through the hotspot.
          6.   Execute test plan
          7.   Document issues and initiate resolution

     Completion Criteria: TechAlt will have completed this task when the test plan elements are complete

     Deliverable:
         Completed Test Plan with results

2.2.19   Survey of first responder vehicles
Task Description: The purpose of this task is to poll each municipality with a vehicle to install to evaluate its readiness for MVDNS equipment installation. Per municipality, the following subtasks will be performed:
          1. Prepare survey to poll the municipalities for existing equipment and applications required for the vehicle(s) to be installed.
          2. If the vehicle already has existing equipment (eg. In-car video or laptop) determine if it will be used or replaced.
          3.   Determine what software applications will be integrated
          4.   Request that each vehicle used will be `public safety certified'
          5.   Request whom should attend the course per municipality

     Completion Criteria: TechAlt will have completed this task when the Municipal Survey Document has been prepared and the municipality has been surveyed.

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1. A Municipal Survey document for the equipment and applications that currently exist
          2. A completed Municipal Survey document per municipality that is assessed for the equipment and applications to be installed.

2.2.20   Installation of Fire Engine MVDN Equipment
Task Description: The purpose of this task is to install a Fire Engine vehicle with MVDNS equipment. Per fire engine vehicle, the following subtasks will be performed:
          1. Onsite investigation of fire engine to be installed. Installation assessment will be evaluated for convenient access to 12volt power, convenient access to run wires from the Communication Module to the computer, convenient access to mount rooftop antennas, open mounting area for equipment
--------------------------------------------------------------------------------
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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
          2. If the vehicle already has existing equipment (e.g. in-car video or laptop) determine if it will be used or replaced.

     Completion Criteria: TechAlt will have completed this task when the vehicle has equipment installed

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1. An investigation findings document for the equipment installation effort
          2.   An installed and fully functional vehicle
          3.   Completed Signoff check list of functionality

2.2.21   Installation of EMT MVDN Equipment
Task Description: The purpose of this task is to install an EMT vehicle with MVDNS equipment. Per EMT vehicle, the following subtasks will be performed:
          1. Onsite investigation of EMT vehicle to be installed. Installation assessment will be evaluated for convenient access to 12volt power, convenient access to run wires from the Communication Module to the computer, convenient access to mount rooftop antennas, open mounting area for equipment
          2. If the vehicle already has existing equipment (eg. In-car video or laptop) determine if it will be used or replaced.

     Completion Criteria: TechAlt will have completed this task when the vehicle has equipment installed

     Deliverable Materials: The following will be provided to the County as a result of this task:
          1. An investigation findings document for the equipment installation effort
          2.   An installed and fully functional vehicle
          3.   Completed Signoff check list of functionality

2.2.22   Project Management
Task Description: The purpose of this task is to oversee the implementation and ongoing activities of the project:
          1.   Coordinate installation of the vehicle(s) to be installed.
          2.   Coordinate scheduling of activities.
          3. Prepare detailed project plan documentation of the implementation efforts.
          4.   Prepare weekly updates of activities.
          5. Prepare documentation and change orders as they arise (per Appendix B - Project Change Control Procedure)
          6.   Flag and document issues as they arise.

     Completion Criteria: TechAlt will have completed this task as implementation tasks are completed

     Deliverable Materials: The following will be provided to the County as a result of this task:
          Weekly updates of activity billed against the project for Project
               Management

2.2.23   Miscellaneous Installation/Testing Equipment

Task Description: TechAlt will use the following tools for its responsibilities which includes at least the following:
          1.   DB Meter
          2.   Digital Volt Meter
          3.   Test computer
          4.   Oscilloscope
          5.   Multifunction test rig with 802.11 testing
          6.   Cabling
          7.   Connectors
          8.   Crimpers
          9.   Grounding straps
          10.  Hand tools
          11.  Sealants
          12.  Drills
--------------------------------------------------------------------------------
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IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
          13.  Clamps
          14.  Power strips
          15.  Extension cords
          16.  AC Inverter
          17.  Flashlight

2.3      Perform Pilot Test
         ------------------
     Task Description: In this task, and for the fees described herein 2.3.1, Supplier shall, in accordance with the Project Plan, and in accordance with procedures mutually agreed to by IBM and Supplier, conduct a one-time end-to-end test of all of Supplier's components/services of the Project at a location designated by IBM/Cook County. Successful completion of this pilot test (including testing all system components including vehicle components, hotspot components, and strongbox) is required before additional installations can be performed under this SOW. In accordance with the acceptance testing provisions of this SOW, the IBM project manager must signoff on Acceptance of all the Pilot testing activities for the components and services provided by Supplier, and such signoff must occur prior to proceeding with the remaining deployment scheduled as part of the Project.

     The subtasks that Supplier shall perform as part of pilot testing are:
     1. Installing all network equipment and components at the IBM-designated testing location, and verifying that such equipment is operational, using a vehicle provided by IBM/Customer for purposes of such pilot testing;
     2. Installing one of each of the following at the IBM-designated testing location:
          o    All necessary equipment in one vehicle;
          o    Primary viewing station;
          o    Remote viewing station designated by IBM; and
     3. Training will be conducted on one vehicle. The training session will be up to eight (8) hours in length with a group size of five (5) individuals.
     4. The Pilot Test will be conducted for a continuous 24-hour period, with the vehicle stationary for 16 (of the 24) hours and mobile for 8 hours, with IBM/Customer providing the driver to operate the vehicle during the mobile portion of the test. The testing will cover:
          o    Validating survey documents and installation checklists; and
          o    Validating training and training material
          o Verifying full operation and functionality of the following in-vehicle applications: LEADS 2000, iCLEAR, ALERTS.net, PIMS.net, Citrix, and Internet browsing using Internet Explorer;
          o    Verify Nextel GPS transmission;
          o Verifying full in-vehicle video viewing and recording capabilities using both cameras, and testing and confirming full functionality of:
          o    grill lights;
          o    in-vehicle computer control of video operation;
          o    operation of belt pack recording start, stop, and audio
               capabilities;
          o the desired indication of emergency lights, siren, and brake operation in vehicle on recorded video;
          o emergency lights triggering video recording; o transmission of video to hotspot
     5. All Project-related vehicle components, confirming that they function properly in the vehicle (i.e., that they work properly when the vehicle is started or stopped and when the vehicle is idling, checking temperature of components after prolonged use and checking for proper operation of vehicle radio and other electronics);
     6.   In-vehicle remote viewing of tower and building camera;
     7.   Tower camera viewing:
          o    From primary viewing workstation;
          o    From remote viewing workstation in building;
          o    From vehicle computer; and
--------------------------------------------------------------------------------
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
          o    From central facility workstation;
     8.   Building camera viewing
          o    From primary viewing workstation;
          o    From remote workstation in building; and
          o    From central facility workstation;
     9.   Vehicle camera viewing:
          o    From primary viewing workstation;
          o    From remote workstation in building; and
          o    From central facility workstation;
     10.  Wireless Support Center operations:
          o Validating use of Citrix shadowing to view and control vehicle computer screen;
          o Calling in a sample problem to test help desk procedures; and o Network monitoring.
     11. Appropriately documenting test results in a "Pilot Completion Checklist" and promptly delivering said checklist to the County.

     Completion Criteria: This task will be complete when Supplier has completed all of the activities described above with respect to all of the equipment identified above and IBM's Project Manager has, in accordance with the SOW, signed off on the Pilot Completion Checklist. . Those components of the Pilot Completion Checklist that are signed off by the Customer will be approved for further implementation. It is understood by the parties that the TechAlt items for completion of the Pilot Completion Checklist shall be derived from Appendix E, unless otherwise mutually agreed among IBM/ Cook County and TechAlt.

     Key Deliverables: The following key Deliverables shall be provided by supplier to the IBM's Project Manager as a result of performance of this task:
         Pilot Completion Checklist.

2.3.1    Equipment and Services Fees for Pilot Test

     o Fees for the Pilot Test are as identified in Exhibit A for any components and/or services used in such Pilot Test. Services not defined in the Exhibit A will be billed at an hourly rate as identified in A.18 Labor Rates.

--------------------------------------------------------------------------------
3.0      Safety
--------------------------------------------------------------------------------

3.1      Equipment
         ---------
Supplier acknowledges and understands that the use of after-market equipment in motor vehicles can compromise a vehicle's safety-related design characteristics, including but not limited to:

     1. Airbags, including but not limited to potential obstruction of airbag deployment;

     2. Passenger compartment, including but not limited to potential for ergonomic problems, physical obstacles, etc.; and

     3. Trunk/gas tank protection, including but not limited to the potential for trunk-mounted equipment to exacerbate tank vulnerability in a rear collision.

With these limitations in mind, sole responsibility for the safety of after-market equipment falls to Supplier. Supplier must ensure that all equipment provided hereunder is safe as it is intended to be used, and is in continual accordance with all applicable codes, rules, regulations and guidelines provided by motor vehicle and equipment manufacturers, as well as any state, local or jurisdictional bodies. These guidelines include but are not limited to:
     1.   UL 1950;
     2.   CSA C22.2 No. 950;
     3.   IEC 950
     4.   EN 60950;
--------------------------------------------------------------------------------
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
     5.   CISPR 22;
     6.   E-mark; and
     7. Guidance issued by the FCC, NEC, CEC, Industry Canada, NTSB, DOT or other similar governmental or non-governmental bodies as appropriate.

Supplier is solely responsible for, and shall defend, indemnify and hold harmless IBM and its affiliates, and its and their employees, officers and directors against any and all claims, expenses, losses and costs relating to Supplier's failure to comply fully with any of the provisions of this section, or to the provision by Supplier of any equipment which is not safe as it is intended to be used. IBM shall not have any responsibility for determining whether any of the above requirements are needed or are met by Supplier in general or for any specific equipment provided hereunder."

3.2      Installation Services
         ---------------------

 Supplier acknowledges and understands that the installation of after-market equipment in motor vehicles can compromise a vehicle's safety-related design characteristics, including but not limited to:
     1. Airbags, including but not limited to potential obstruction of airbag deployment;
     2. Passenger compartment, including but not limited to potential for ergonomic problems, physical obstacles, etc.; and
     3. Trunk/gas tank protection, including but not limited to the potential for trunk-mounted equipment to exacerbate tank vulnerability in a rear collision.

With these limitations in mind, sole responsibility for safe installation of after-market equipment falls to Supplier. Supplier must ensure that installations are accomplished in accordance with all guidelines provided by motor vehicle and equipment manufacturers, as well as any state, local or jurisdictional bodies. These guidelines include but are not limited to:
     1.   Vehicle airbag deployment zones;
     2. Equipment installation zones, including but not limited to area(s) to avoid airbag deployment;
     3. Trunk mounting criteria, including but not limited to guidelines to minimize tank rupture in high-speed, rear-impact collisions, etc.; and.
     4. All country / federal, state, local, and/or department or union guidelines relative to the safety of the specific vehicle, including but not limited to wiring, fusing, SAE standards relative to passenger compartment components, mechanical strength, etc.

Supplier is solely responsible for, and shall defend, indemnify and hold harmless IBM and its affiliates, and its and their employees, officers and directors against any and all claims, expenses, losses and costs relating to Supplier's failure to comply fully with any of the provisions of this section. IBM shall not have any responsibility for determining whether any of the above requirements are needed or are met by Supplier in general or for any specific installation hereunder."

--------------------------------------------------------------------------------
4.0      Estimated Schedule
--------------------------------------------------------------------------------
TechAlt will perform the tasks in accordance with the following estimated schedule.
         Start Date:       October 1, 2004
         End Date:         December 31, 2009

Estimated Phase 1 implementation duration is six (6) months

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page 13
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

Appendix A.       Payments & Pricing

Pending an award from Cook County, IBM will notify TechAlt of the requested delivery schedule. TechAlt will commence services after receipt of a purchase order or work authorization from IBM.

Payment Terms: Payment shall be made upon IBM/Cook County acceptance of the Deliverables associated with individual Services and Tasks in Section 2.0, in accordance with the terms and conditions defined in this SOW, or applicable work authorization and upon receipt of an acceptable invoice with payment terms of Net 60 days. IBM will take best efforts to pay TechAlt earlier than 60 days if payment is received earlier than 60 days from Cook County.

Invoicing/Payment Schedule: All equipment will be billed at 50% upon Work Authorization for each task and 50% upon IBM/Customer acceptance.

Fixed Price SOW: All pricing in this section is Fixed Price, unless otherwise noted.

Travel Expense Guidelines: There are no travel expenses anticipated with this project. However, in the event of a PCR or WA requiring travel by TechAlt, then the following are the procedures and standard costs for such travel. Expenses are those expenses approvable by IBM for its employees as authorized by a PCR or WA. IBM will reimburse TechAlt for the following travel expenses only, provided they are incurred in the performance of this Agreement and with IBM's prior written approval: (i) tolls, parking fees, taxis, buses or auto rentals fees for autos rented from a IBM designated rental company; (ii) personal automobile use under the applicable automobile allowance plan, excluding normal commutation;
(iii) air transportation at the economy, tourist or coach class rate for the most direct route of a scheduled airline; (iv) reasonable lodging charges commensurate with the average rates charged for the immediate area, not to exceed $200 per day; (v) reasonable and actual meal expenses up to $50 per day;
(vi) necessary business calls made on IBM's behalf; (vii) reasonable tipping;
(viii) reasonable valet and laundry charges if a trip extends beyond four (4) days. TechAlt must submit an invoice listing all travel expenses, and all applicable receipts for lodging, airline travel, rental cars or any other reimbursable expenditure to the Technical Coordinator listed in this SOW. IBM will not reimburse TechAlt for personal expenses.

The following price breakdowns follow for Phase 1:

  --------------------------------------------------------------------------------------------- ---------------------
                                           Appendices                                                 Amount *
  --------------------------------------------------------------------------------------------- ---------------------
  A.1In-Car Video Supply, Installation, & Maintenance                                               $ 514,272.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.2 In-Car Computer Supply, Installation, & Maintenance                                           $ 446,590.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.3Mobile Communications Module Supply, Installation, & Maintenance                               $ 769,182.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.4Software License In-Car Video Supply, Installation, & Maintenance                               $ 49,800.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.5Software License for TechAlt Viewing - Supply, Installation, & Maintenance                     $ 168,960.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.6Application Integration                                                                         $ 45,000.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.7Application Citrix Integration                                                                  $ 13,500.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.8Fixed Communications Module Supply, Installation, & Maintenance                                $ 337,025.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.9Command Van Satellite Dish Supply, Installation, & Maintenance                                       $ 0.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.10Logistics - Cisco Equipment Handling and Testing                                               $ 41,625.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.11Training & Documentation                                                                      $ 318,000.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.12Network Design Management                                                                      $ 18,000.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.13Systems Integration & Testing                                                                  $ 90,000.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.14Survey of First Responder Vehicles & Equipment                                                 $ 12,600.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.15Installation of Fire Engine MVDN Equipment                                                          $ 0.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.16Installation of EMT MVDN Equipment                                                                  $ 0.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.17Project Management Services                                                                   $ 117,000.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.18Labor Rates                                                                                         $ 0.00
  --------------------------------------------------------------------------------------------- ---------------------
  A.19TechAlt Program Products, Pre-existing Materials, and Developed Works                               $ 0.00

  --------------------------------------------------------------------------------------------- ---------------------
                                                                                         Total    $ 2,941,554.00
  --------------------------------------------------------------------------------------------- ---------------------
     * Excluding any recurring maintenance charges

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 1
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

A.1      In-Car Video Supply, Installation, & Maintenance
The following is a price breakdown of charges and how the charges will be billed;


------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
TechAlt Enhanced In-Car Video DVD                      $5,640.00          Monthly as equipment arrives
Includes- front camera, rear
camera/microphone, belt
pack/microphone, DVD recorder,
grill lights, (1) antenna

Part# 50010 or equivalent

------------------------------------- ----------------------------------- -----------------------------------
Electrical Technicians to install                        $337.50          Monthly for services rendered
Camera and cabling
3 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Electrical Technician to test                            $112.50          Monthly for services rendered
installation
1 hour @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                     $6,090          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                       80 hardware          Units
                                                80 installations
------------------------------------- ----------------------------------- -----------------------------------
Extended Subtotal                                       $487,200
------------------------------------- -----------------------------------
Spares - 4 for Phase 1                                   $27,072
Includes  mgmt fee of 20%
===================================== ===================================
Extended Phase 1 Total                                  $514,272
------------------------------------- -----------------------------------

Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                        $0          Annual upon maintenance
Year 2                                                      $790          commencement date.  Pricing based
Year 3                                                      $829          on exercise date six (6) months
Year 4                                                      $871          from contract execution.
Year 5                                                      $914
------------------------------------- ----------------------------------- -----------------------------------


Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Manufacture of Cameras & DVD          Day 2 through 21                    20 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Install and test Cameras              Day 22  (dependent on other         1 Business Day
                                      in-car components)
------------------------------------- ----------------------------------- -----------------------------------


Note: Maintenance Pricing if exercised beyond six (6) months from contrat execution is YR1 $0, YR2 $805.80, YR3 $845.58, YR4 $930.14, YR5 $1023.15.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 2
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------



A.2      In-Car Computer Supply, Installation, & Maintenance
The following is a price breakdown of charges and how the charges will be billed;


------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------

In-Car Computer Panasonic 29                           $4,948.00          Monthly as equipment arrives
Includes touch screen, 40GB HDD,
512MB, 56K/LAN, Backlit keyboard,
WinXP, 802.11BG, mount, and dock.

Part# 50011 or equivalent

------------------------------------- ----------------------------------- -----------------------------------
Electrical Technicians to install                        $225.00          Monthly for services rendered
Computer and cabling
2 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Electrical Technician to test                            $112.50          Monthly for services rendered
installation
1 hour @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                   $5285.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                       80 hardware          Units
                                                80 installations
------------------------------------- ----------------------------------- -----------------------------------
Extended Subtotal                                       $422,840
------------------------------------- -----------------------------------
Spares - 4 for Phase 1                                   $23,750
Includes mgmt fee of 20%
------------------------------------- -----------------------------------
Extended Phase 1 Total                                  $446,590
------------------------------------- -----------------------------------

-------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                        $0          Annual upon maintenance
Year 2                                                      $693          commencement date.  Pricing based
Year 3                                                      $727          on exercise date six (6) months
Year 4                                                      $764          from contract execution.
Year 5                                                      $802
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                               1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Procure Computer                      Day 2 through 11                    10 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Install and test Computer             Day 12  (dependent on other         1 Business Day
                                      in-car components)
------------------------------------- ----------------------------------- -----------------------------------


Note: Maintenance Pricing if exercised beyond six (6) months from contrat execution is YR1 $0, YR2 $706.86, YR3 $741.54, YR4 $815.70, YR5 $897.26.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 3
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.3     Mobile Communications Module Supply, Installation, & Maintenance
The followingis a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
TechAlt Mobile Communications Module                      $8,540          Monthly as equipment arrives
Includes redundant network failover
to 1XRTT & iDen, video capability,
GPS, five antennas (Cisco 3230 not
included)

Part # 50012 or equivalent

------------------------------------- ----------------------------------- -----------------------------------
Electrical Technicians to install                           $225          Monthly for services rendered
Module and cabling
2 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Electrical Technician to test                               $225          Monthly for services rendered
installation
2  hour @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                     $8,990          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                       81 hardware          Units
                                                81 installations
------------------------------------- ----------------------------------- -----------------------------------
Extended Subtotal                                       $728,190
------------------------------------- -----------------------------------
Spares - 4 for Phase 1                                   $40,992
Includes mgmt fee of 20%
------------------------------------- -----------------------------------
Extended Phase 1 Total                                  $769,182
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                        $0          Annual upon maintenance
Year 2                                                     $1345          commencement date.  Pricing based
Year 3                                                     $1412          on exercise date six (6) months
Year 4                                                     $1482          from contract execution.
Year 5                                                     $1557
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                               1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Manufacture of Mobile Comm Module     Day 2 through 31                    30 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Install and test Mobile               Day 32  (dependent on other         1 Business Day
Communication Module                  in-car components)
------------------------------------- ----------------------------------- -----------------------------------

Note: Maintenance Pricing if exercised beyond six (6) months from contrat execution is YR1 $0, YR2 $1371.90, YR3 $1440.24, YR4 $1584.26, YR5 $1742.69.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 4
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.4      Software License In-Car Video Supply, Installation, & Maintenance
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
TechAlt Software License for In-Car                         $510          Monthly as software installed
Video

Part # 50016 or equivalent

------------------------------------- ----------------------------------- -----------------------------------
Software Technician to install                           $112.50          Monthly for services rendered
application and test
1 hour @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                    $622.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                80          Units
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                  $49,800
------------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                        $0          Annual upon maintenance
Year 2                                                      $200          commencement date.  Pricing based
Year 3                                                      $210          on exercise date six (6) months
Year 4                                                      $221          from contract execution.
Year 5                                                      $232
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Install and Test Application          Day 2 (dependent on other  In-Car    1 Business Days
                                      components)
------------------------------------- ----------------------------------- -----------------------------------

Note: Maintenance Pricing if exercised beyond six (6) months from contrat execution is YR1 $0, YR2 $204.00, YR3 $214.20, YR4 $235.62, YR5 $259.18.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 5
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.5 Software License for TechAlt Viewing - Supply, Installation, & Maintenance The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
TechAlt Software License for Remote                         $510          Monthly as software installed
Viewing Application

Part # 50017 or equivalent

------------------------------------- ----------------------------------- -----------------------------------
Software Technician to install                              $450          Monthly for services rendered
application and test
4 hours @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                       $960          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                               176          Units
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                $ 168,960
------------------------------------- -----------------------------------


------------------------------------- ------------------------------------ ----------------------------------
Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                        $0          Annual upon maintenance
Year 2                                                      $200          commencement date.  Pricing based
Year 3                                                      $210          on exercise date six (6) months
Year 4                                                      $221          from contract execution.
Year 5                                                      $232
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
 Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM                               Day 1          1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Install and Test Application                               Day 2          1 Business Day
------------------------------------- ----------------------------------- -----------------------------------

Note: Maintenance Pricing if exercised beyond six (6) months from contrat execution is YR1 $0, YR2 $204.00, YR3 $214.20, YR4 $235.62, YR5 $259.18.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 6
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.6      Application Integration
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Technician for Application                               $562.50          Monthly as services rendered
integration and testing of iClear,
Leads2000, Alerts.net, Alex.net,
Norton Antivirus and Pims.net (as
needed) 1 hours @ $112.50

===================================== =================================== ===================================
Total Per Unit Charge                                    $562.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                80          Units
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                 $ 45,000
------------------------------------- -----------------------------------

------------------------------------- ------------------------------------ ----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                               1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Install and Integrate Applications    Day 2 (dependent on other In-Car    1 Business Day
                                      components)
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 7
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.7      Application Citrix Integration
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Technician for Citrix installation                       $168.75          Monthly as services rendered
and testing
1.5 hours @ $112.50

===================================== =================================== ===================================

Total Per Unit Charge                                    $168.75          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                80          Units
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                 $ 13,500
------------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
 Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                               1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Install and Integrate Application     Day 2 (dependent on other In-Car     1 Business Day
                                      components)
------------------------------------- ----------------------------------- -----------------------------------


--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 8
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.8      Fixed Communications Module Supply, Installation, & Maintenance
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
TechAlt Fixed Communications Module                    $5,764.00          Monthly as equipment arrives
Includes video capability

Part # 50013 or equivalent

------------------------------------- ----------------------------------- -----------------------------------
Electrical Technicians to install                        $450.00          Monthly for services rendered
Module and cabling
4 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Electrical Technician to test                            $112.50          Monthly for services rendered
installation
1 hour @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                 $ 6,326.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                50          Units
------------------------------------- ----------------------------------- -----------------------------------
Extended Subtotal                                   $ 316,325.00
------------------------------------- -----------------------------------
Spares - 3 for Phase 1                               $ 20,750.00
Includes mgmt fee of 20%
------------------------------------- -----------------------------------
Extended Phase 1 Total                                 $ 337,075
-------------------------------------------------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                        $0          Annual upon maintenance
Year 2                                                      $807          commencement date.  Pricing based
Year 3                                                      $847          on exercise date six (6) months
Year 4                                                      $890          from contract execution.
Year 5                                                      $934
------------------------------------- ----------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Manufacture of Fixed Comm Module      Day 2 through 21                    20 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Install and test Fixed                Day 22  (dependent on other          1 Business Day
Communication Module                  in-building components)
------------------------------------- ----------------------------------- -----------------------------------

Note: Maintenance Pricing if exercised beyond six (6) months from contract execution is YR1 $0, YR2 $823.14, YR3 $863.94, YR4 $950.33, YR5 $1045.37.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 9
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.9      Command Van Satellite Dish Supply, Installation, & Maintenance
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Satellite Dish and base station                      $130,000.00          Monthly as equipment arrives
Model - TracStar
Part # 50014
------------------------------------- ----------------------------------- -----------------------------------
Panasonic Plasma 42" touch screen                      $6,875.00          Monthly as equipment arrives
with mount
Model - TH-42PWD6UY plus TY-TP42P6S
Part # 15001 or equivalent
------------------------------------- ----------------------------------- -----------------------------------
On-site Command Van Survey &                             $337.50          Monthly as services rendered
walk-through
3 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Technicians to install Satellite                       $2,700.00          Monthly for services rendered
Dish, base station, cabling, and
unit testing
24 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Development Engineers to Configure                          $450          Monthly for services rendered
and Test the Foreign Agent and
BR1310
4 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Development Engineers to install                       $1,350.00          Monthly for services rendered
Mobile Comms Module, FA, plasma
screen, and test end-to-end with
satellite
12 hours @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                $141,712.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                 0          Unit
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                       $0
------------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Maintenance
------------------------------------- ----------------------------------- -----------------------------------
Year 1                                                       N/A          Time and materials based on labor
Year 2                                                       N/A          rate schedule A18.  No spare
Year 3                                                       N/A          parts are provisioned by County
Year 4                                                       N/A          for immediate repair.
Year 5                                                       N/A
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Procure Satellite Dish and base       Day 2 through 21                    20 Business Days
station
------------------------------------- ----------------------------------- -----------------------------------
Install and Test Satellite Dish,      Day 22 -24                          3 Business Days
base station with Van components
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 10
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.10     Logistics - Cisco Equipment Handling and Testing
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Logistics handling and testing of                        $41,625          1/3 upon Work Order, 2/3 upon
Cisco equipment for Phase 1                                               equipment receipt

===================================== =================================== ===================================
Total Fixed Price Charge                                 $41,625
------------------------------------- ----------------------------------- -----------------------------------
Base Initial Deliverable units                                 1          Units
included in this charge                      (80 Cisco 3230MARs)
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- ----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                               1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Logistics handling for Phase 1        Month 1- 5                          5 months
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 11
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

A.11     Training & Documentation
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Training for In-Car components to                         $2,250          Monthly upon services rendered
include hardware and TechAlt
software
Per Class, 8 hour course, 2
trainers, 15 students

===================================== =================================== ===================================
Total Per Unit Charge                                     $2,250          Per class
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                16          Classes
------------------------------------- ----------------------------------- -----------------------------------
Subtotal                                                 $36,000
===================================== =================================== ===================================
Training Documentation                                  $150,000          1/3 upon Work Order, 2/3 upon
                                                                          completion
------------------------------------- ----------------------------------- -----------------------------------
Training Video creation and                             $100,000          1/3 upon Storyboard acceptance,
production                                                                2/3 upon completion
------------------------------------- ----------------------------------- -----------------------------------
Satellite Dish Operations Training                       $32,000          1/3 upon Work Order, 2/3 upon
                                                                          completion
===================================== =================================== ===================================
Total Extended Phase 1                                  $318,000
------------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Preparation of Training Outline       Day 2 - 4                            2 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Receive approval of Training Outline  Day 5 - 10                           5 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Preparation of Training               Day 11-25                            14 Business Days
Documentation & CD production
------------------------------------- ----------------------------------- -----------------------------------
Preparation of Training Video         Day 2 - 4                            2 Business Days
Storyboard
------------------------------------- ----------------------------------- -----------------------------------
Receive approval of Training Video    Day 5 - 10                           5 Business Days
Storyboard
------------------------------------- ----------------------------------- -----------------------------------
Preparation of Video, creation, and   Day 11-32                            21 Business Days
production
------------------------------------- ----------------------------------- -----------------------------------
In-Car Component Training             Day 33 (dependent on other In-Car    1 Business Day
                                      components)
------------------------------------- ----------------------------------- -----------------------------------
Satellite Dish Training               Dependent on Command Van             20 Business Days
                                      components
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 12
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.12     Network Design Management
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Design overall county wide IP                            $18,000          Monthly as services rendered
scheme for IP mobility includes
county WAN, Municipalities and
towers
Home Agent Hardware
Home Agent Software
VPN Hardware
VPN Software
Hot Spots
Municipalities Design
Municipalities Integration
MAR Software

160 hours @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                    $18,000          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                 1          Unit
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                  $18,000
------------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
 Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Design meetings for countywide IP     Day 2 - 5                            3 Business Days
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 13
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.13     Systems Integration & Testing
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
End-to-end test of county wide IP                         $1,800          Monthly as services rendered
scheme for IP mobility includes
county WAN, Municipalities and
towers
Home Agent Hardware
Home Agent Software
VPN Hardware
VPN Software
Hot Spots
Municipalities Design
Municipalities Integration
MAR Software

$1800 per hot spot site
16 hrs @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                     $1,800          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                50          Units
------------------------------------- ----------------------------------- -----------------------------------
Extended Phase 1 Amount                                  $90,000
------------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
End-to-End test of hot spot           Day 2 - 6                            4 Business Days
locations
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 14
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.14     Survey of First Responder Vehicles & Equipment
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Prepare Survey for First Responder                     $1,800.00          Monthly as services rendered
Equipment and Software Assessment
16 hrs @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Administer Survey, verify accuracy                       $337.50          Monthly as services rendered
and assess results
3 hrs per municipality @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                    $337.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                32          Unit
------------------------------------- ----------------------------------- -----------------------------------
Subtotal                                              $10,800.00
===================================== ===================================
Extended Phase 1 Amount                               $12,600.00
------------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Prepare Survey                        Day 2 - 4                            2 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Administer Survey and assess results  Day 5                               1 Business Day per Municipality
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 15
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.15     Installation of Fire Engine MVDN Equipment
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Onsite investigation of Fire Engine                    $1,800.00          Monthly as services rendered
Equipment
16 hrs @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Prepare investigation report of                          $562.50          Monthly as services rendered
estimated installation fee
5 hrs @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Miscellaneous custom hardware                             $2,000          Monthly as services rendered
------------------------------------- ----------------------------------- -----------------------------------
Installation of Fire Engine hardware                      $9,000          Monthly as services rendered
80 hrs @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                 $13,362.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                 0          Unit
------------------------------------- ----------------------------------- -----------------------------------
Subtotal                                                      $0
===================================== ===================================
Extended Phase 1 Amount                                       $0
------------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Onsite investigation                  Day 2 - 3                            2 Business Days
------------------------------------- ----------------------------------- -----------------------------------
 Prepare report of findings            Day 4                               1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Installation                          Day 5 - 10                           5 Business Days
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 16
                                                               November 10, 2004

IBM(R) Agreement # 4904T30213 SOW# 4904T30218
--------------------------------------------------------------------------------
A.16 Installation of EMT MVDN Equipment
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Onsite investigation of EMT                            $1,800.00          Monthly as services rendered
Vehicle
16 hrs @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Prepare investigation report of                          $562.50          Monthly as services rendered
findings
5 hrs @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Miscellaneous custom hardware                             $1,000          Monthly as services rendered
------------------------------------- ----------------------------------- -----------------------------------
Installation of EMT hardware                              $5,400          Monthly as services rendered
48 hrs @ $112.50
===================================== =================================== ===================================
Total Per Unit Charge                                  $8,762.50          Per unit
------------------------------------- ----------------------------------- -----------------------------------
Total Quantity                                                 0          Unit
------------------------------------- ----------------------------------- -----------------------------------
Subtotal                                                      $0
===================================== ===================================
Extended Phase 1 Amount                                       $0
------------------------------------- -----------------------------------


------------------------------------- ----------------------------------- -----------------------------------
Time Frames
------------------------------------- ----------------------------------- -----------------------------------
Received Work order from IBM          Day 1                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Onsite investigation                  Day 2 - 3                            2 Business Days
------------------------------------- ----------------------------------- -----------------------------------
Prepare report of findings            Day 4                                1 Business Day
------------------------------------- ----------------------------------- -----------------------------------
Installation                          Day 5 - 7                            3 Business Days
------------------------------------- ----------------------------------- -----------------------------------


--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 17
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.17     Project Management Services
The following is a price breakdown of charges and how the charges will be billed:

------------------------------------- ----------------------------------- -----------------------------------
             Component                              Price                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Project Management for                                  $117,000          Monthly as services rendered
installation, testing, and
implementation of Phase 1

1040 hours @ $112.50
------------------------------------- ----------------------------------- -----------------------------------
Basic initial deliverable             1040 hours
(assumes 40 hours per week)
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 18
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.18     Labor Rates
The following is a price breakdown of charges and how the charges will be billed;

------------------------------------- ----------------------------------- -----------------------------------
             Component                               Rate                         Billing Procedure
------------------------------------- ----------------------------------- -----------------------------------
Development Engineer                  $112.50 / hour                      Monthly as services rendered
------------------------------------- ----------------------------------- -----------------------------------
Software Engineer                     $112.50 / hour                      Monthly as services rendered
------------------------------------- ----------------------------------- -----------------------------------
Electrical Technician                 $112.50 / hour                      Monthly as services rendered
------------------------------------- ----------------------------------- -----------------------------------
Project Manager                       $112.50 / hour                      Monthly as services rendered
------------------------------------- ----------------------------------- -----------------------------------
Off Hour Premium -                    Two (2) times the regular rate      Monthly as services rendered
Monday through Friday
------------------------------------- ----------------------------------- -----------------------------------
Off Hour Premium -                    Two (2) times the regular rate      Monthly as services rendered
Saturday
------------------------------------- ----------------------------------- -----------------------------------
Off Hour Premium -                    Three (3) times the regular rate    Monthly as services rendered
Sunday
------------------------------------- ----------------------------------- -----------------------------------
Off Hour Premium -                    Three (3) times the regular rate    Monthly as services rendered
Holiday
------------------------------------- ----------------------------------- -----------------------------------

NOTE: Normal workday is defined as Monday through Friday, 8:00am-4:00pm local time

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 19
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
A.19     TechAlt Program Products, Pre-existing Materials, and Developed Works

----------------- --------------------------------------------------------------------------------------------------
  Part Number                                                Description
----------------- --------------------------------------------------------------------------------------------------
Program Products
----------------- --------------------------------------------------------------------------------------------------
     50016        TechAlt Software License for In-Car Video
----------------- --------------------------------------------------------------------------------------------------
     50017        TechAlt Software License for Remote Viewing Application
----------------- --------------------------------------------------------------------------------------------------
Pre-existing Materials
----------------- --------------------------------------------------------------------------------------------------
     50010        TechAlt Enhanced In-Car Video DVD
----------------- --------------------------------------------------------------------------------------------------
     50012        TechAlt Mobile Communications Module
----------------- --------------------------------------------------------------------------------------------------
     50013        TechAlt Fixed Communications Module
----------------- --------------------------------------------------------------------------------------------------
     50016        TechAlt Software License for In-Car Video
----------------- --------------------------------------------------------------------------------------------------
     50017        TechAlt Software License for Remote Viewing Application
----------------- --------------------------------------------------------------------------------------------------
     20001        Procedures to install Camera and cabling
----------------- --------------------------------------------------------------------------------------------------
     20003        Procedures to install Computer and cabling
----------------- --------------------------------------------------------------------------------------------------
     20004        Procedures to install Mobile Comms Module and cabling
----------------- --------------------------------------------------------------------------------------------------
     20005        Procedures to install Fixed Comms Module and cabling
----------------- --------------------------------------------------------------------------------------------------
     20008        Procedures to install TechAlt in-car video application and test
----------------- --------------------------------------------------------------------------------------------------
     20009        Procedures to install TechAlt remote viewing application and test
----------------- --------------------------------------------------------------------------------------------------
     20010        Procedures for Application integration and testing of iClear, Leads2000, Alerts.net, Alex.net, and Pims.net (as needed)
----------------- --------------------------------------------------------------------------------------------------
     20015        Procedures to test Mobile Comm Module installation
----------------- --------------------------------------------------------------------------------------------------
     20016        Procedures to test Fixed Comm Module installation
----------------- --------------------------------------------------------------------------------------------------
     21001        Procedures for In-Car DVD Maintenance Year 1
----------------- --------------------------------------------------------------------------------------------------
     21002        Procedures for In-Car DVD Maintenance Year 2
----------------- --------------------------------------------------------------------------------------------------
     21003        Procedures for In-Car DVD Maintenance Year 3
----------------- --------------------------------------------------------------------------------------------------
     21004        Procedures for In-Car DVD Maintenance Year 4
----------------- --------------------------------------------------------------------------------------------------
     21005        Procedures for In-Car DVD Maintenance Year 5
----------------- --------------------------------------------------------------------------------------------------
     21011        Procedures for Comm Module Maintenance Year 1
----------------- --------------------------------------------------------------------------------------------------
     21012        Procedures for Comm Module Maintenance Year 2
----------------- --------------------------------------------------------------------------------------------------
     21013        Procedures for Comm Module Maintenance Year 3
----------------- --------------------------------------------------------------------------------------------------
     21014        Procedures for Comm Module Maintenance Year 4
----------------- --------------------------------------------------------------------------------------------------
     21015        Procedures for Comm Module Maintenance Year 5
----------------- --------------------------------------------------------------------------------------------------
     21016        Procedures for Fixed Comm Year 1
----------------- --------------------------------------------------------------------------------------------------
     21017        Procedures for Fixed Comm Year 2
----------------- --------------------------------------------------------------------------------------------------
     21018        Procedures for Fixed Comm Year 3
----------------- --------------------------------------------------------------------------------------------------
     21019        Procedures for Fixed Comm Year 4
----------------- --------------------------------------------------------------------------------------------------
     21020        Procedures for Fixed Comm Year 5
----------------- --------------------------------------------------------------------------------------------------
     21031        Procedures for Software Maintenance Year 1
----------------- --------------------------------------------------------------------------------------------------
     21032        Procedures for Software Maintenance Year 2
----------------- --------------------------------------------------------------------------------------------------
     21033        Procedures for Software Maintenance Year 3
----------------- --------------------------------------------------------------------------------------------------
     21034        Procedures for Software Maintenance Year 4
----------------- --------------------------------------------------------------------------------------------------
     21035        Procedures for Software Maintenance Year 5
----------------- --------------------------------------------------------------------------------------------------
     21036        Procedures for Remote Viewing App Maintenance Year 1
----------------- --------------------------------------------------------------------------------------------------
     21037        Procedures for Remote Viewing App Maintenance Year 2
----------------- --------------------------------------------------------------------------------------------------
     21038        Procedures for Remote Viewing App Maintenance Year 3
----------------- --------------------------------------------------------------------------------------------------
     21039        Procedures for Remote Viewing App Maintenance Year 4
----------------- --------------------------------------------------------------------------------------------------
     21040        Procedures for Remote Viewing App Maintenance Year 5
----------------- --------------------------------------------------------------------------------------------------

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IBM Solutions Engagement Agreement Statement of Work.doc       Page A 20
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

     22001        Procedures for Training for In-Car components to include hardware and TechAlt software
----------------- --------------------------------------------------------------------------------------------------
     22004        Procedures for Satellite Dish Operations Training
----------------- --------------------------------------------------------------------------------------------------
     23001        Procedures and documentation for Design of overall county wide IP scheme for IP mobility includes county WAN, Municipalities and towers
----------------- --------------------------------------------------------------------------------------------------
     23003        Procedures for Logistics handling and testing of Cisco equipment for Phase 1
----------------- --------------------------------------------------------------------------------------------------
     23006        Procedures and documentation for End-to-end test of county wide IP scheme for IP mobility includes county WAN, Municipalities and towers
----------------- --------------------------------------------------------------------------------------------------
Developed Works
----------------- --------------------------------------------------------------------------------------------------
     22005        Survey for First Responder Equipment and Software Assessment
----------------- --------------------------------------------------------------------------------------------------
     22002        Training Documentation *
----------------- --------------------------------------------------------------------------------------------------
     22003        Training Video creation and production  *
----------------- --------------------------------------------------------------------------------------------------

* Note: Deliverables may include third party material (e.g. stock photos, Panasonic screen shots, etc) and Supplier will supply license to use such materials as part of such Developed Works to be used in any relevant Statement of Work and Work Authorizations

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page A 21
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
Appendix B.       Project Change Control Procedure

Changes to the Statement of Work may be requested at any time by either party. Since a change could affect the price, schedule or other terms of the Agreement for this Statement of Work, both the IBM Project Manager and the TechAlt Project Leader must approve each change before amending the Statement of Work and implementing the change.

This procedure will be used by IBM and TechAlt to control changes to the Statement of Work and changes to any previously approved deliverables.
     o A Project Change Request (PCR) will be the vehicle for communicating change. The PCR must describe the change, the rationale for the change and the effect the change will have on the Statement of Work.
     o The designated Project Manager/Leader of the requesting party will review the proposed change and determine whether to submit the request to the other party.
     o The IBM Project Manager and TechAlt Project Leader will review the proposed change and approve it for further, if any, investigation or reject it. TechAlt will specify any charges for such investigation. If the investigation is authorized, the IBM Project Manager and TechAlt Project leader will sign the PCR which will constitute approval for such investigation charges. TechAlt will invoice IBM for any such charges. The investigation will determine the effect that the implementation of the PCR will have on price, schedule and other terms and conditions of the Agreement. The change will then be approved/disapproved by the IBM Project Manager and TechAlt Project Leader for implementation.
     o Approved changes will be incorporated in to the Statement of Work through written change authorizations (change orders), as appropriate.

This procedure will be used by IBM and TechAlt to control IBM orally approved WA's, necessary to meet Cook County required time sensitive, change, where the above described change control procedure is not able to be used.

     o A Project Change Request (PCR) will be the vehicle for communicating change and will be communicated via telephonic (or other reasonably available medium) by TechAlt and will identify for IBM the proposed emergency action required, the estimated time to make such change, and the rationale for such change.
     o The IBM Project Manager will review the proposed change and approve it or reject it. If rejected, TechAlt will not take action. If the PCR is authorized, the IBM Project Manager will verbally issue a PCR# to TechAlt which will constitute approval for such PCR. An email confirmation of the approved PCR will be issued by the IBM Project Manager to TechAlt within 24 hours of such oral approval. TechAlt will invoice IBM for any such charges associated with the approved PCR.
     o Approved changes will be incorporated in to the Statement of Work through written change authorizations (change orders), as appropriate.

In the event, IBM contests any PCR or related fees (the "dispute") and the parties are not able to agree on a settlement of the dispute acceptable to both parties, then the dispute will be presented to a meeting of an officer of each party, meeting to negotiate a settlement.


--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page B 1
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------


Appendix C.       Definitions
The following terms have the following meanings:

     ALERTS.net shall mean Area Wide Law Enforcement Radio Terminal System.

     Best Value shall mean the composite solution offered by a Proposer that best meets the needs of the County in all areas of the Request for Proposals.

     Bureau of Information Technology and Automation shall mean the County agency that establishes and oversees Cook County information movement policy.

     CLEAR shall mean Citizens Law Enforcement Analysis and Reports.

     Days shall mean calendar days, unless otherwise specified.

     LEADS 2000 shall mean Law Enforcement Automated Database Search.

     PIMS.net shall mean Police Information Management System.

     Selection Committee shall mean the Cook County employees responsible for selecting the Proposer whose responses to the RFP best meet the needs of Cook County.

     WAN shall mean Cook County's wide area data network.

     Wireless Communication shall mean the ability to send encrypted and authenticated video and data from the vehicle to another vehicle, command center, dispatch, or other remote party using designated protocols:

     1xRTT - Single Carrier (1x) Radio Transmission Technology. Also known as CDMA2000, it is a 2.5G cellular service that provides connectivity up to 153Kbps.

     802.11b - IEEE Standard for Wireless LAN communications at 11Mbs in the 2.4 GHz frequency.

     802.11g - IEEE Standard for Wireless LAN communications at 54Mbs in the 2.4 GHz frequency.

     802.11 Hotspot - An 802.11 coverage area that provides WLAN connectivity within a geographic area. The hotspot may be publicly or privately owned.

     CDPD - Cellular Digital Packet Data. A nationwide cellular service that provides connectivity up to 19.2Kbps.

     GPRS - General Packet Radio Service. A 2.5G cellular service that provides connectivity up to 115Kbps.

     LEAP - Lightweight EAP or EAP-Cisco. A dynamic authentication model that uses username and password to authenticate devices (WLAN Bridges) or uses and generates dynamic WEP keys for encryption over 902.11 links.

     Mobile IP - RFC 2002. Mobile IP allows network devices to seamlessly remain connected to IP networks while roaming between Layer 3 subnets.

     MVDNS - Mobile Video Data Networking System

     HA - Home Agent

     FA - Foreign Agent

     LAN - Onsite Local Area Network that is required to be integrated with the Cook County network

     iDen - Nextel's cellular service

     Normal Workday - Monday through Friday from 8:00am until 4:00pm

     Acceptance - written approval by IBM/Cook County upon the conclusion of testing performed in accordance with County approved Acceptance Testing Criteria during the Acceptance Period without the occurrence of any material errors in, or in connection with, the System or any Component thereof, or actual production use of the System or any Component or Deliverable.

     Acceptance Period - the period of time after Installation as defined in G9 Acceptance Procedures, which will be agreed upon as part of the joint development of Acceptance Testing Criteria, during which IBM/Cook County must identify significant issues that impact the critical functionality or performance of the System or any Component thereof.

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IBM Solutions Engagement Agreement Statement of Work.doc       Page C 1
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

     Acceptance Testing Criteria - criteria jointly developed by the parties and approved by the County utilized in determining whether the System and its Components are eligible for Acceptance by IBM/Customer.

     Permitted Users means Cook County and any persons authorized by Cook County under a Work Authorization, who, at any given time, are permitted by Cook County to access or utilize the System.

     System means all of the Equipment and Software to be provided to the Cook County, as installed, implemented, and integrated by SOW, in accordance with this SOW, into an integrated system, and includes, but is not limited to, any corrections, fixes, modifications, and enhancements to such system that are described in, or to be provided pursuant to, this SOW and any additional or substitute Equipment or Software provided by Supplier pursuant to a PCR.

     Equipment means all of the Equipment to be provided to Cook County, as installed, implemented, and integrated by Supplier, in accordance with this SOW, into an integrated system, and includes, but is not limited to, any corrections, fixes, modifications, and enhancements to such system that are described in, or to be provided pursuant to, this SOW, and any additional or substitute Equipment provided by Supplier pursuant to a PCR..

     Software shall mean the software product(s) identified as `TechAlt Video Browser' and `TechAlt In Car Video Application', as modified from time to time by Supplier.


--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page C 2
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
Appendix D.       TechAlt Maintenance Service Levels

Maintenance Service Levels by TechAlt for designated components of responsibility within the Cook County project include elements of labor and materials. Maintenance applies to TechAlt's core Products and excludes, but is not limited to, all other products and accessories supplied and/or distributed but not manufactured by TechAlt ("Accessories"), which are expressly warranted by their respectful manufacturers. For these Accessory Items including batteries, carrying cases, PC Cards (PCMCIA), AC adapters, RF communication devices, and any product that does not properly carry the TechAlt trademark, where available TechAlt will provide a warranty depot service.

TechAlt will provide trained and qualified labor for on site repairs and remote support to handle maintenance calls referred by the project's help desk after it has opened a trouble ticket file and has properly determined that the reported trouble can not be resolved at the helpdesk level and must be escalated to TechAlt in keeping with agreed escalation procedures.

For TechAlt equipment identified in the SOW maintenance includes the provision for 5 days a week, Monday through Friday 8:00 a.m. to 4:00 p.m., excluding regularly observed holidays. Within these normal business hours, a call back to Cook County from the time a trouble ticket is escalated to TechAlt, and TechAlt, with the use of remote diagnostics and customer trouble-shooting discussion, will establish a plan of action for resolution which may include but not be limited to remote repair actions, on-site repair, on-site swap-out, or remote repair. If the service technician is dispatched for on-site service after 4:00 p.m. local time, the service technician may take an additional business day to arrive at your location. Repairs undertaken at the preference of Cook County outside these normal on-site service hours will be charged to the County at a rate listed in Schedule A18.

TechAlt will provide replacement parts on an exchange basis for TechAlt supplied systems when a part in a covered system requires replacement. Cook County must obtain TechAlt's concurrence that a part should be replaced. This parts replacement service does not cover damage due to external causes, including intentional or malicious acts of vandalism by the public or users, acts of God, accident, damage caused by problems with electrical power, abuse, misuse, servicing by untrained people or not in accordance with TechAlt's procedures.

To receive service and support, Cook County is responsible for complying with the following:
A. Prepare for the Call. Help the technician serve you better if you have the following information and materials ready when you call: your system's serial numbers; service tag number; model and model numbers; the current version of the operating system you are using.
B. Explain the Problem to the Technician. Let the technician know what error message you are getting and when it occurs; what you were doing when the error occurred; and what steps you may have already taken to solve the problem.
C. Cooperate with the technician. Experience shows that most System problems and errors can be corrected over the phone as a result of close cooperation between the user and the technician. Listen carefully to the technician and follow the technician' s directions.
D. Ensure the vehicle which contains faulty equipment is available at the time, date and place agreed for an on-site service call and remains available for at least a two hour block of time during which work can be performed.

Maintenance service extends only to original purchasers of the System located within the United States as determined by TechAlt, and to any person who buys the System and this Agreement from the original purchaser or a subsequent transferee, as long as TechAlt's prior approval is sought and secured.

Except as stated below, the services TechAlt agrees to provide are repair services that are necessary because of any existing defect or a defect occurs in materials or workmanship in the System or in any System component covered. Preventive maintenance is not included. TechAlt maintenance coverage for third party components (e.g. Cisco equipment, Panasonic equipment, and Satellite Dish) is limited to those extended warranties covered by the original manufacturers.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page D 1
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
De-installation, Re-installation, or relocation services and operating supplies are not included. Repairs necessitated by software problems, or as a result of alteration, adjustment, or repair by anyone other than TechAlt (or its representatives) are not included.

TechAlt does not take responsibility for any elements of the solution outside of the scope of this SOW that are not accepted by Cook County in the Pilot Test.

TechAlt, its suppliers and authorized dealers (VARS/VADS) are not liable for any damages, including any lost profits, lost savings, or other incidental or consequential damages arising out of the use or inability to use such products even if TechAlt, its authorized dealers or its suppliers have been advised of the possibility of such damages.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page D 2
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
Appendix E.       TechAlt Sign Off Check Lists

Attached

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page E 1
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
Appendix F.       TechAlt List Pricing Table

---------------------------------------- ------------------ ------------------ ------------------ -------------
Component                                 List              IBM Disc%           Extended          Notes
---------------------------------------- ------------------ ------------------ ------------------ -------------
In-car Video/DVD                                $ 7,050.00                20%   $    5,640.00
---------------------------------------- ------------------ ------------------ ------------------ -------------
In-car Computer                                 $ 6,185.00                20%   $    4,948.00
---------------------------------------- ------------------ ------------------ ------------------ -------------
                                                $12,200.00                                        Cisco MAR
Mobile Comm Module                                                        30%   $    8,540.00     separate
---------------------------------------- ------------------ ------------------ ------------------ -------------
In-car Video Software                            $  600.00                15%   $      510.00
---------------------------------------- ------------------ ------------------ ------------------ -------------
Remote Viewing Software                          $  600.00                15%   $      510.00
---------------------------------------- ------------------ ------------------ ------------------ -------------
Fixed Comm Module                               $ 7,205.00                20%   $    5,764.00
---------------------------------------- ------------------ ------------------ ------------------ -------------
Satellite Dish & Base Station                 $ 144,500.00                10%   $  130,000.00
---------------------------------------- ------------------ ------------------ ------------------ -------------
Panasonic Plasma Touch Screen                   $ 7,639.00                10%   $    6,875.10
---------------------------------------- ------------------ ------------------ ------------------ -------------

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page H 1
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
Appendix G.       Additional Terms & Conditions
G.1      TechAlt's Use of Subcontractors
TechAlt may subcontract Services to be performed hereunder. Notwithstanding this subsection, TechAlt's use of subcontractors will not relieve TechAlt of the responsibility for the subcontractor's performance, and TechAlt's obligations and responsibilities assumed under this Agreement will be made equally applicable to subcontractors. IBM reserves the right to reject TechAlt's use of a subcontractor in performance of this Agreement for any reason.

     G.1.1 Diversity Enterprises Spending
     Where TechAlt engages any subcontractors to perform its obligations under this Agreement and any Statement of Work, TechAlt shall make commercially reasonable efforts to engage a representative percentage (target of 10-15%) of subcontractors that are certified Minority and Women Business Enterprises, or businesses owned by gays and lesbians, or people with disability. This should include but is not limited to such diversity subcontractors on TechAlt's bid lists to IBM. Spending data with these diversity subcontractors will be tracked and maintained by TechAlt and reported to IBM Procurement when requested.

G.2      Termination of TechAlt Maintenance Services
TechAlt has committed to provide maintenance Services for the entire Maintenance Service Period for five years. However, IBM may terminate Services for an eligible machine, upon at least thirty days notice to TechAlt. In this event, IBM shall make payment to TechAlt in the amount set forth in this SOW only with respect to the period or periods in which Maintenance Services were provided by TechAlt. IBM will receive a credit for any remaining prepaid period associated with Maintenance Services that are terminated.

IBM may also terminate Services immediately prior to the start of any fiscal year for which funds have not been appropriated.

G.3      Warranty Term
Warranty Term on all equipment will start upon formal acceptance by IBM/Customer.

G.4      Risk of Loss, Theft, or Damage
Supplier transfers title to IBM or Cook County or, if the County chooses, its lessor when Supplier installs the System.

For all Cisco Equipment, or other components delivered to TechAlt, TechAlt bears the risk of loss and damage until the time when such Cisco Equipment, or component is installed and such installation is accepted by IBM/Customer or, in the case of Spare Equipment, up to the time it is stored at its designated location at a Facility of IBM/ Cook County and IBM/Cook County is notified thereof. Each component shall be covered by insurance against any such loss and damage, which insurance shall be arranged and paid for by TechAlt, at its sole expense, covering the period until the risk of loss shifts to IBM/Customer upon acceptance.

G.5      Proprietary Rights
All materials provided under this SOW are considered works made for hire except for those listed in Schedule A19 TechAlt Equipment, Program Products, Tools, Developed Works, and Pre-existing Materials and that defined in the IBM/TechAlt Agreement # 4904T30213.

G.6      Licensed Software

     G.6.1 Supply

     IBM/ Cook County is licensing the Software through IBM for use by its Permitted Users. Notwithstanding any specific releases or versions of Software indicated in this SOW, Supplier shall refrain from obtaining for, and delivering to, IBM/Cook County specific copies of particular Software until such Software order is approved by IBM/Cook County and is reasonably needed for the Project. This shall allow IBM/Cook County to elect to license a later release of such Software than that specified in this SOW, if available. Any such changes to Software releases, and associated cost changes if any, will be documented via the PCR process. If IBM/Customer licenses later releases, Supplier will offer no less discounts on such new releases as offered on the Software in this SOW.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page H 1
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

     G.6.2 Scope of Use
     Without limitation, Permitted Users may access and use the Software for all normal business purposes in the access, use, operation, repair, and maintenance of the System, or of any component thereof, in connection with Cook County For the avoidance of doubt, Cook County may also permit their respective third-party consultants and service-providers (e.g., outsourcers) to access and use the Software, for and on behalf of Cook County in the access, use, operation, repair, and maintenance of the System, or of any Component thereof, in connection with Cook County's operations and otherwise consistently with the terms and conditions of this Contract as authorized by Cook County in a valid WA.

     G.6.3 License Terms
     All Software provided to Cook County hereunder shall be licensed by the applicable manufacturer or supplier pursuant to the express terms of separate, written license agreements, which will be provided in writing or electronically, no later than five days prior to scheduled delivery to Cook County of the respective software to which it applies. Nevertheless, as between the parties pursuant to this SOW, all such separate license agreements shall be perpetual and irrevocable, non-exclusive, non-transferable, and (once the applicable license fees specified have been paid in full) paid-up and royalty-free license and right to Permitted Users to use the software in accordance with this SOW.

     G.6.4 Back-Up and Archival Copies
     Cook County shall have the right to make such back-up and archival copies of the Software as are reasonably sufficient to support their respective use of the Software, but all such copies shall be subject to the rights of Supplier, and any applicable third-party licensors, as set forth herein. No right to modify, create derivative works of, adapt, translate, decompile or reverse engineer the Software is granted.

G.7      Equipment
     In accordance with the provisions hereof, the IBM agrees to purchase from Supplier the Equipment identified in this SOW. Notwithstanding any specific models of Equipment indicated, Supplier shall refrain from obtaining for, and delivering to, IBM/Cook County specific Equipment until such Equipment order is approved by IBM/Cook County and is reasonably needed for the Project. This shall allow IBM/Cook County to elect to a later model of such Equipment than that specified in this SOW, if such later or superior model becomes available. Any such changes to Equipment models and cost changes, if any, shall be documented via the PCR process. If IBM/Cook County purchases later models, Supplier will offer no less discounts on such new models as offered on the Equipment in this SOW

G.8      Unanticipated Services
     Although the parties have attempted, in this SOW, to delineate the specific services to be provided by Supplier with regard to the installation, implementation and integration of the System, the parties acknowledge that some items may not have been specifically identified. Therefore, as used to describe these activities, the "Services" shall include not only any services, tasks, functions, and responsibilities specifically described in this Statement of Work, but also any inherent subtasks of such services, tasks, functions, and responsibilities that are required for the proper installation, implementation and integration of the System. However, Supplier may seek additional compensation pursuant to the PCR process if such additional subtasks i) could not have been reasonably discovered in the applicable site survey or ii) arise due to a change in conditions which occurs subsequent to the Survey.

G.9      Acceptance Procedures
1. Pilot Test - At least one of each of the components comprising the System shall be installed, implemented and integrated, in order to perform a one-time only `Pilot Test' of the components and the System. Supplier shall test each component as identified as part of the test plan provided to IBM utilizing the written Acceptance Testing Criteria developed jointly signed-off on by the IBM/the County and Suppliers.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page H 2
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

2. Procedures for Acceptance Testing - Supplier shall provide IBM with the results of this testing and, unless otherwise agreed, shall demonstrate to the IBM and Cook County Project Manager the required compliance. Following the provision of such test results and demonstration, if applicable, IBM and the County shall have an opportunity to review such results and five business days for IBM or the County to perform such additional testing as deemed necessary or appropriate.

3. Issuance of County Acceptance - If IBM or the County determines during such review and testing that such component or the System, as installed, implemented, and integrated meets or satisfies all applicable written Acceptance Testing Criteria then IBM or the County shall notify Supplier in writing that the County has issued its Acceptance of such Component(s) or, when applicable, the System.

4. No Waiver of Defects Not Discovered - No issuance, or deemed issuance, of the County's Acceptance of any Component, Deliverable, or the System shall be deemed to waive any right or remedy under this SOW, at law, or in equity or with regard to any defect not discovered during Acceptance testing.

5. Deficiencies Identified by County - If it is demonstrated during such review and testing that any of the Acceptance Testing Criteria have not fully satisfied, IBM or the County shall deliver to Supplier a written report describing the failures or deficiencies in reasonable detail within five business days of final testing. Supplier shall correct any such failures or deficiencies within ten business days (or such other period of time as is reasonably and mutually agreed to by the parties in writing) after receiving any such report and shall notify IBM and the County in writing when such corrections are completed. IBM and the County may then re-test the component(s) or System.

6. Rights upon Failure to Achieve Acceptance - IBM shall have the right to terminate this Contract in the event a component, deliverable or the System fails to achieve Acceptance within a reasonable time after Acceptance Testing is commenced with respect to any component or the System.

G.10     Representations and Warranties
1. Organization and Standing - Supplier represents that it is duly organized, validly existing, and in good standing under the laws of the State of its principal place of business. Supplier further represents that Supplier is duly qualified to transact business in, and is in good standing under the laws of, the State of Illinois.

2.   Certification of Qualification (Cook County Ordinance Chapter 10,
          Section 7) - Supplier represents that neither it nor any subcontractors or material suppliers that it shall engage hereunder has not, and warrants and covenants that they shall not have, during the three (3) years immediately prior to the respective applicable date of first providing Services hereunder: (i) been convicted of bribery or attempting to bribe an officer or employee of a unit of government in that officer or employee's official capacity; or, (ii) made an admission of guilt of such conduct as is described in the foregoing clause (i) which is a matter of record, but has not been prosecuted for such conduct.

3.   Disqualification for Nonperformance (Cook County Ordinance Chapter 10,
          Section 7.3) - . Supplier represents that neither it nor any subcontractors or that it shall engage hereunder has not, and warrants and covenants that they shall not have, during the twenty-four (24) months immediately prior to the respective applicable date of first providing Services hereunder, had any contract by the County or the Board terminated for cause by the County or the Board.

4. Non-Debarment Certification - Supplier represents and certifies that neither it nor any subcontractors that Supplier currently intends to engage or utilize hereunder, are presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this Contract or the Project by any federal agency or department.
--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page H 3
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------


5. Compliance with Laws - Supplier warrants and covenants that it and its subcontractors, and their respective employees shall at all times, in connection with the performance of the Services and the installation, implementation, support, and maintenance of the System and the Components hereunder, comply with all applicable local, state, and federal laws, regulations, and ordinances.

6. Services - Suppliers warrants and covenants that all Services shall be performed in a timely, competent, professional, and workperson-like manner by qualified personnel and that all services that require the exercise of professional skills or judgment shall be accomplished by professionals qualified and competent in the applicable discipline and, if and as required, appropriately certified by all applicable manufacturers and suppliers and appropriately licensed by all applicable governmental or regulatory bodies or agencies.

7. Disabling Devices - Supplier warrants and covenants that it has not placed any Harmful Code into the Software Components. "Harmful Code" is defined as a self-propagating program that infects and damages another program. It does not include a disabling device (unless authorized by Cook County through a valid WA). Supplier warrants and covenants that none of the Software provided by Supplier and described in this SOW contains a disabling device. Supplier further warrants and covenants that all software components of the System shall be compatible with major commercially available virus protection programs that the County may use on the workstations and other access devices, provided, however, that Supplier makes no representation or warranty concerning the adequacy or efficacy of such virus protection programs (even those that constitute components).

8. Third Party Products - Supplier warrants and covenants that it shall exercise commercially reasonable efforts to enforce on IBM/Cook County's behalf any such warranties, to the extent that they cannot be so assigned, as necessary at any time during which such warranties are in effect. Supplier further warrants and covenants that it shall, at all such times, reasonably work with and coordinate the efforts of such manufacturers and suppliers to ensure that IBM/Cook County promptly obtains any required warranty or other service.

9. Warranties of Third Parties - Supplier warrants and covenants that all Services shall be performed by appropriately certified technicians, and in such a manner, so as not to void or otherwise limit any applicable manufacturer's or supplier's warranty with regard to vehicles or towers. As the County's sole and exclusive remedy for a breach of the foregoing warranty, if any such manufacturer's or supplier's warranty is so voided or limited as a result of work being performed by Supplier hereunder, Supplier shall be responsible for servicing or, if necessary, replacing such Vehicle or towers, at no cost to IBM/Cook County, throughout what would have been the remaining warranty period, notwithstanding any termination or expiration of this SOW.

G.11     Supplier Personnel
1. Conduct While on IBM/Cook County Premises - Whenever Services are to be performed onsite at a facility or location of Cook County, Supplier shall notify and coordinate with Cook County reasonably in advance regarding the provision of such Services. Upon arrival at the applicable location or facility, Supplier's personnel shall promptly contact and announce their arrival to appropriate Cook County personnel. Supplier is responsible for obtaining in advance, with the cooperation and assistance of Cook County, any building permits/passes, clearances, badges, and the like that are necessary or required for obtaining access to, and performing the Services at, any such location or facility. Supplier shall make every effort to provide and complete onsite Services during the normal business hours of the applicable location or facility, to the extent reasonably practicable. Supplier shall not materially interrupt or interfere with Cook County's business operations when providing Services, except to the extent reasonably required for the performance of such Services. Supplier shall notify the appropriate onsite personnel of Cook County in advance of taking any action, in connection with performing Services, that might reasonably be expected to materially and adversely affect or disrupt Cook County's business operations (e.g., by advising such personnel that a particular device will be taken offline, moved, or disconnected, etc.), exercising all commercially reasonable efforts to minimize and mitigate the effects of any such action or disruption.

2. Accidents - Supplier shall exercise due care and diligence to prevent any injury to persons or damage to property while on Cook County's premises. The operation of vehicles by any personnel of Supplier or its subcontractors who are assigned to the performance of Services hereunder shall conform to posted and other regulations and safe driving practices. Accidents on Cook County's property and involving any such personnel shall be reported promptly to the appropriate personnel of the County (and, if applicable, such affected Municipality).

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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

3. Assignment of Personnel - Supplier shall, at all times during the term of this SOW, assign and devote to the performance of the Services hereunder such appropriately qualified, certified, experienced, trained, and skilled personnel as are necessary and sufficient to perform all such Services, to fulfill all of Supplier's responsibilities and obligations hereunder, in accordance with the provisions and requirements of this SOW. Except as otherwise expressly provided herein, Supplier's Key Personnel shall be assigned, and an appropriate portion of their professional time shall be dedicated, to their respective positions in the performance of the Services for the entire duration of the Project, except in the event of resignation, termination, or illness of individual Key Personnel that prevents them from completing their respective assignments. Supplier shall not make any change in the Key Personnel, or otherwise replace, remove, or reassign any of the Key Personnel, without prior notice to, and the express prior written consent of, IBM/Cook County which shall not be unreasonably withheld. If any of the Key Personnel are, at any time, due to resignation, termination, or illness, unable to perform his or her assigned role or function, as described in this SOW, Supplier shall promptly give written notice thereof to IBM/Cook County and shall promptly furnish a replacement for such individual. Any replacement or additional Key Personnel shall be appropriately qualified, certified, experienced, trained, and skilled, as appropriate to the position or role to which assigned, and in a manner substantially equivalent to the individual being replaced. All replacement and additional Key Personnel shall be subject to the review (including an interview, if requested by IBM/Cook County) and, if acceptable, the written approval of IBM/Cook County, which shall not be unreasonably withheld.


          ---------------------------- ----------------- -----------------------------------------
          Key Personnel
          ---------------------------- ----------------- -----------------------------------------
          Name / Classification             Years of             Role on Project
                                            Experience
          ---------------------------- ----------------- -----------------------------------------
          Wayne Werosh                          25       Implementation Manager Project Manager
          ---------------------------- ----------------- -----------------------------------------
          Barbara Y. Roberts                    19       Senior Manager
          ---------------------------- ----------------- -----------------------------------------
          Ted Phillips                          21       Engineering, Systems Integration & Testing
          Director ofEngineering
          ---------------------------- ----------------- -----------------------------------------
          Len Kusch                             23       Network Engineering, Systems Integration &
          Sr Network Engineering                         Testing
          ---------------------------- ----------------- -----------------------------------------
          Jill Wingett                          15       Customer Support Customer Support Manager
          ---------------------------- ----------------- -----------------------------------------

4. Background Checks - At the request of IBM/Cook County, Supplier shall deliver a written certification to IBM/Cook County that it and/or its subcontractors have performed, and the subject individual has passed, such verification procedures as set forth in the Agreement.

5. Replacement of Personnel. Notwithstanding anything to the contrary elsewhere in this SOW, if IBM/Cook County believes that the performance, background or conduct of any person or subcontractor assigned by Supplier or its subcontractors to the performance of Services hereunder is unsatisfactory for any reason, or does not comply, or is not complying, with the requirements of this SOW, IBM/Cook County shall so notify the Supplier, and Supplier shall: (i) promptly (within no more than two (2) business days after receipt of such notice) and appropriately address the performance or conduct of such person or subcontractor; or (ii) at IBM/Cook County's request, remove and replace such person with another person acceptable to IBM/Cook County and meeting all of the applicable requirements described in this SOW.

6. County Policies and Procedures. Suppliers covenants that it and its subcontractors, and their respective personnel assigned to the performance of Services hereunder, shall at all times comply with and abide by all reasonable written policies and procedures of the County (as such may exist or be revised or established from time to time) that reasonably pertain to Supplier in connection with its performance hereunder and of which Supplier has been made aware.

--------------------------------------------------------------------------------
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------


G.12     Delay by the County
Notwithstanding anything to the contrary provided elsewhere in this SOW, Supplier shall not be entitled to any damages from IBM/Cook County on account of any delay by Cook County.

G.13     Unit Prices Firm
Supplier shall use all commercially reasonable efforts to ensure that except as set forth in this SOW, the unit prices for equipment and software set forth in this SOW shall be firm for a one (1) year period commencing on Acceptance of the Pilot Test and shall not be subject to increase during such term. Supplier shall obtain the IBM/Cook County Project Manager's approval prior to placing an order for equipment and software. IBM/Cook County may increase or decrease the quantities of equipment and software to be provided by Supplier under this SOW up to the time that such approval is given. In such event, the unit prices set forth in this SOW shall be used as a basis to calculate the increase or decrease in the amount payable by IBM as a result of such changes, unless there is a change in the Services required to be provided as a result of such increase or decrease, in which case the parties shall reach agreement as to any change to the amount payable for Services, which shall be documented through the PCR process.

G.14     Conflict of Interest
No member of the governing body of the County, and no other officer, employee, or agent of the County, who exercises any functions or responsibilities in connection with performance under this Contract, shall have any personal interest, directly or indirectly, in the project to which this SOW pertains. Supplier represents that it presently has no interest, and covenants that it shall not acquire any interest, directly or indirectly, in the project to which this SOW pertains that would conflict in any manner or degree with the performance of the Services hereunder. Supplier further covenants that, in performance under this SOW, no person having any such interest shall knowingly be employed or engaged by Supplier or any of its subcontractors. Supplier agrees to inform the County, on a timely basis, of all of Supplier's interests, if any, as they exist or arise from time to time, that are, or that Supplier reasonably believes may be, incompatible with any interest of the County.

G.15     County Policies
Supplier shall take notice of with the Cook County Lobbyist Registration Ordinance, and the Cook County Ethics Ordinance, and shall comply with all provisions thereof.

1. Nondiscrimination and Affirmative Action - Supplier, in performing under this SOW, shall not discriminate against any worker, employee or applicant, or any member of the public, because of race, creed, color, religion, age, sex, marital status, handicap, national origin, or status of discharge from military, nor shall Supplier otherwise commit an unfair employment practice. Supplier further agrees that this nondiscrimination requirement shall be incorporated into all contracts entered into by Supplier or its subcontractors with suppliers of materials or services, Suppliers and subcontractors, all labor organizations furnishing skilled, unskilled, or craft union skilled labor, and any other person or entity that may perform any such labor or services in connection with this SOW.

2.   Accident Reports - Supplier shall provide the IBM Project Manager with a written report within a reasonable time after any accident or occurrence at a work site under this SOW and involves Supplier's own personnel or those of any subcontractor regardless of whether said accident or occurrence is in the nature of bodily injury to employees or to third parties or property damage. In any event, Supplier will provide such a report within two business days after the IBM Project Manager has notice of the accident. The report shall include the name of person(s) injured or otherwise involved, name of his or her employer, date, time, and location of occurrence, extent of any bodily injury and any damage to property, name(s) of eyewitnesses, the name of anyone who treated the person for injuries sustained, and such other information as may be necessary, appropriate, or requested by the County, from time to time. Supplier shall promptly notify the local police of any accident or occurrence requiring an official police record. The accident report should indicate whether the police were notified and, if so, the number of the police report.
--------------------------------------------------------------------------------
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

3. Publicity - Each party shall submit to the other all advertising, written promotional materials, press releases, and other publicity matters relating to this SOW, or the execution hereof, that mention or contain the other party's name or mark, or that contain language from which said name or mark may reasonably be inferred or implied, and neither party shall publish or disclose any such advertising, promotional materials, press releases, or publicity matters without the prior written approval of the other party. Nevertheless, a party may disclose the other party's name and the fact of the existence of this SOW whenever required by applicable laws or regulations and Supplier may reference the name of the County as a part of its general client list without the need to first obtain the County's prior written approval.

4. Drug Free Workplace Certification - If Supplier has 25 or more employees, supplier certifies, warrants, and covenants to IBM/Cook County and the State of Illinois that it shall at all times during performance under this SOW provide a drug free workplace within the meaning of the Illinois Drug Free Workplace Act, 30 ILCS 580, and Supplier acknowledges that false certification, or a breach of the foregoing warranty and covenant, constitutes a material breach of this SOW and may result in sanctions being imposed upon Supplier, including, but not limited to, suspension of SOW or grant payments, termination of this SOW by IBM, or debarment of, or exclusion from, contracting or grant opportunities from the State of Illinois for up to five (5) years. In addition, Supplier shall impose the requirements applicable to Supplier under this Section upon any of its subcontractors having twenty-five (25) or more employees ("Covered Subcontractors"). Supplier certifies, warrants, and covenants that it shall, and that it shall require its Covered Subcontractors to certify, warrant, and covenant that they shall, provide a drug free workplace by:
          a. Publishing a statement: (1) Notifying employees that the unlawful manufacture, distribution, dispensing possession or use of a controlled substance, including, but not limited to, cannabis, is prohibited in the Supplier's or Covered Subcontractors' workplaces; (2) specifying the actions that will be taken against employees for violations of such prohibition; and (3) notifying each employee that, as a condition of employment in the provision of Services hereunder, such employee must abide by the terms of such statement and must, prior to providing any Services hereunder and, thereafter, no later than five (5) days after conviction, notify his or her employer of any criminal drug statute conviction for a violation occurring in a workplace;
          b. Establishing a drug-free awareness program to inform employees about: (1) the dangers of drug abuse in the workplace; (2) the employer's policy of maintaining a drug-free workplace; (3) any available drug counseling, rehabilitation and employee assistance programs; and (4) the penalties that may be imposed upon an employee for violations of the employer's policies (including those described above) relating or pertaining to drugs or controlled substances;
          c. Providing a copy of the statement required by subparagraph (a), above, to each employee engaged in the provision of Services hereunder and posting such statement in a prominent place in the work place;
          d. Notifying the County or the Illinois Emergency Management Agency within ten (10) days after receiving notice under part (3) of subparagraph (a), above, from an employee of any such conviction as is described therein or otherwise receiving actual notice of any such conviction;
          e. Imposing a sanction on, or requiring the satisfactory participation in a drug abuse assistance or rehabilitation program by, any employee who is so convicted, as required by
               Section 5 of the Drug Free Workplace Act;
          f. Assisting employees in selecting a course of action in the event drug counseling, treatment and rehabilitation is required and indicating that a trained referral team is in place; and g. Making a good faith effort to continue to maintain a drug-free workplace through implementation of, and consistently and in compliance with, the Drug Free Workplace Act.

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                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

G.16     Transition Services
In the event of any termination or expiration of this SOW, or of any termination of some but not all of the Services to be provided under this SOW, Supplier, if and as requested by IBM/Cook County, shall continue to provide the Services hereunder for a reasonable period of time (not to exceed sixty (60) days unless the parties agree to a longer period in the PCR process), as necessary for IBM/Cook County to obtain, engage, and commence the performance of replacement services. During any such period, all terms and conditions of this SOW shall remain in full force and effect. In addition, in the event of any such termination or expiration of this SOW or some portion of the Services, and regardless of whether Supplier is requested by IBM/Cook County, as described above, to continue providing Services for a period while IBM/Cook County obtains replacement services, Supplier shall cooperate in good faith with the IBM/Cook County and shall provide IBM/Cook County, and any designated replacement service-providers of IBM/Cook County, with reasonable assistance, as necessary to permit an orderly transition of the Services, and all of the County's related data and materials, to IBM/Cook County or its designees. Such assistance and cooperation shall include performing such functions or tasks as may be reasonably requested by IBM/Cook County and that relate to the transition of the Services to Cook County or its designee. After IBM/Cook County has secured replacement services and such services are operational, Supplier shall promptly remove any and all of Supplier's personnel, products and equipment from Cook County's, facilities and locations, except for items and materials that IBM/Cook County (or any such Municipality) owns or otherwise has ongoing rights to hereunder. With regard to any Transition Services or assistance provided pursuant to this paragraph, such work will be performed on a time and materials basis consistent with the amounts set forth in this SOW, and shall be documented pursuant to the PCR process. Supplier agrees that it shall impose no restriction on the ability of subcontractors or third parties to assume the performance of the Project upon termination or expiration.

--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page H 8
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------

Appendix H.       Software Support
H.1 -  General

Software support shall be provided for the following Software products and for the following terms:


        --------------------------------------- -------------------------------
        SOFTWARE PRODUCT                        MAINTENANCE CONTRACT PERIOD
        --------------------------------------- -------------------------------
        TechAlt Video Browser                   5 YEARS
        --------------------------------------- -------------------------------
        TechAlt In Car Video Application        5 YEARS
        --------------------------------------- -------------------------------

The Maintenance Services described in this Appendix shall begin immediately upon installation and acceptance of the Software as identified in G9 Acceptance Procedures. However, the "Maintenance Service Period" for which IBM compensates Supplier shall begin 2 weeks after the Acceptance of the Pilot Test described in Acceptance Process and shall continue for the period set forth above with respect to the specific Software Product.

H.2 -  Supplier Responsibilities
During any in force Maintenance Service Period Supplier (or its subcontractors), shall provide Software Support, as part of this project. Software Support shall include:
     1. Program updates, enhancements, preventive service, new versions/releases or "patches" and "fixes" for the Software; and
     2. Technical assistance for the Software, e.g. assistance by telephone and, if available, electronic access, to inquiries concerning code-defect related questions.

Software Support shall be provided only for those Software products utilized for this project as specified in this SOW.

Supplier, or its subcontractors, will make available to IBM/Cook County the most current commercially available version, release or update to all Software programs which IBM/Cook County acquires under this SOW in accordance with the standard commercial practices of each respective subcontractor/licensor.

Supplier will provide IBM/Cook County with assistance, via the Wireless Support Center `WSC' help desk, (1) for routine Software, installation and usage (how-to) questions; and (2) shall coordinate the provisions of Software Support services with the appropriate software vendor with regard to problems the WSC is unable to solve.

As to problems referred to software vendors, Supplier shall coordinate the provision of Support Services via telephone and, if available, electronic access, to County personnel during the normal business hours of such software vendor. Software Support Services shall also include on-site services as described in the Service Levels Section of this Appendix.

Software Support does not include Software assistance for (1) the design and development of applications, (2) the County's use of the software in other than their specified operating environment operating within a Cook County approved Location , or (3) failures caused by Software, Hardware, or network products for which Supplier is not responsible under this Contract.

H.3 -  Scope of Support
Supplier will provide Support Services in accordance with this SOW for those Software Products above. IBM/Cook County will supply TechAlt with specified equipment or programs to install (e.g. Citrix and logon IDs) for remote diagnostics through a Cook County telecommunications link for Software Support.
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
Supplier provides Services to keep Software Products in, or restore them to, conformance with their Specifications and with the approved as approved during Acceptance Testing criteria Test as utilized by the parties following installation of the Software.

H.3.1             Patches and Fixes
     With IBM/Cook County's approval, Supplier may install or provide web download access to Patches and Fixes necessary to permit Software to function in accordance with its Specifications. Supplier shall be responsible for testing the System Components to ensure that a patch, fix or upgrade does not adversely affect the functionality and interoperability of System Components and for performing such additional tasks as may be necessary to permit the Software being "fixed," or "patched" to function in accordance with its Specifications while simultaneously permitting the System Components to operate properly.

H.3.2             New Releases or Versions
     Supplier shall make available to IBM/Cook County with all New Releases or Versions to which IBM/Cook County may be entitled under the Manufacturer's Warranty or Support terms. However, Services required to install New Releases or Versions shall not be included in the Software Support Charges. If IBM/Cook County requests that Supplier provide such services, the IBM/Cook County shall make payment to Supplier in accordance with the Rates set forth in this SOW. Such requests shall be subject to the Project Charge Request (PCR) Procedure described in the General Conditions to this Contract.

H.3.3             IBM/Cook County Cooperation
     Supplier may request that IBM/Cook County perform certain tasks required as part of Software Support, such as "pushing out" fixes, patches or upgrades through the County's network rather than providing such installation where the Software resides. IBM/Cook County agrees to cooperate with such requests and to use reasonable efforts to perform such functions in order to permit efficient support service delivery.

H.4 -  IBM/Cook County Responsibilities
IBM/Cook County shall be responsible for ensuring that any mobile equipment be properly transported (as defined by the applicable supplier) to the repair site designated by the Supplier, unless the parties agree otherwise or if the County wishes to have services performed at an alternative site on a time and materials basis. IBM/Cook County will remain responsible for adequately protecting its system and all data contained in it whenever Supplier remotely accesses it with County's permission to assist in isolating the software problem cause; IBM/Cook County will provide sufficient, free and safe access to County Facilities for Supplier and its subcontractors to fulfill its obligations.

IBM/Cook County will have specified equipment or programs installed at its locations if Software Support is provided through a telecommunications link.

H.5 -  Warranty for Software Support
The warranties will be voided by misuse, accident, modification other than by Supplier, unsuitable physical or operating environment, operations in other than the specified operating environment, or failure caused by a Software product for which this SOW is not responsible.

In the event that it is determined that software support was made necessary by unauthorized modifications (defined as not operating in conformance to the Pilot Test configuration as accepted by Cook County) ; software, hardware, or network configuration changes; or misuse by IBM/Cook County personnel, IBM/Cook County agrees to compensate the Supplier for the time spent to resolve the software problems that are not in conformance with the TechAlt Certification Matrix derived from the Cook County Pilot Test Acceptance Check List.

H.6 -  Service Levels
The Service Levels to be provided in connection with Supplier's Software Support Services shall be as follows:

H.6.1             Four Hour Response Time

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IBM Solutions Engagement Agreement Statement of Work.doc       Page H 2
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
IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------
     All Software Support Services shall be provided within a Four Hour Response Time. A Four Hour Response Time shall be defined as the occurrence of the following events within four hours of the initial receipt of a request for support services or a determination that support services are required during a request for assistance directed to the Wireless Service Center
     (WSC) (or to the County's Network Control Center (NCC) following phase-out of the WSC):
          a. upon completion of the TechAlt Maintenance Service Level escalation determined (and verification that the System is in conformance with the Deliverables accepted by Cook County) as identified in Appendix D, provide an assessment for plan of action to repair Software if this assessment is capable of being performed remotely; or
          b. dispatch of a service technician to travel to the Software Location, if required for repair assessment; and
          c. communication of the repair assessment and a proposed service plan to the County's Project Manager or designee and determination of an approved course of action following such communication; and
          d. commencement of on-site repair, or remote repair as determined following communication with the County's Project Manager or designee or in accordance with protocols approved in writing by the County's Project manager and mutually agreed to by Supplier.

     This Four Hour Response Time shall apply regardless of whether the request for Maintenance Services is initiated during regular business hours, or outside regular business hours. Regular business hours shall refer to the hours between 8:00 a.m. and 4:00 p.m., Monday through Friday excluding legal holidays. The labor rate and off hour premium applied shall be in accordance with Schedule A.18 Labor Rates.

H.6.2             Miscellaneous Information Regarding Charges & Payment
     IBM/Cook County may require that Service levels be revised during the Services Period, in which case the parties shall negotiate in good faith upon changes to the charges for such revised Services.
--------------------------------------------------------------------------------
IBM Solutions Engagement Agreement Statement of Work.doc       Page H 3
                                                               November 10, 2004

IBM(R)                                                    Agreement # 4904T30213
                                                                 SOW# 4904T30218
--------------------------------------------------------------------------------